As filed with the Securities and Exchange Commission on October 29, 1999

                                                       Registration No. 33-46479
                                                              File No. 811-06602
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      x
                                                                           -----

         Pre-Effective Amendment No.
                                      ----                                 -----
         Post-Effective Amendment No.  16                                    x
                                      -----                                -----
                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              x
                                                                           -----

         Amendment No.  19                                                   x
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                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                             Peoria, Illinois 61602
               (Address of Principal Executive Offices) (Zip Code)
                  Registrant's Telephone Number: (309) 675-4999

                     Name and Address of Agent for Service:

                                 David Bomberger
                      THE PREFERRED GROUP OF MUTUAL FUNDS
                                  411 Hamilton
                              Boulevard, Suite 1200
                             Peoria, Illinois 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624

The Registrant has previously registered an indefinite number or amount of its shares of beneficial interest pursuant to Rule 24f-2. The Registrant filed a Rule 24f-2 Notice on August 22, 1995.

It is proposed that this filing will become effective:
   ----    Immediately upon filing pursuant to paragraph (b),
     x     On November 1, 1999 pursuant to paragraph (b),
   ----
   ----    60 days after filing pursuant to paragraph (a)(1),
   ----    On _______________ pursuant to paragraph (a)(1),
   ----    75 days after filing pursuant to paragraph (a)(2), or
   ----    On _______________ pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

---- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                   Prospectus
                                November 1, 1999


Preferred Growth Fund

Preferred Value Fund

Preferred International Fund

Preferred Small Cap Fund

Preferred Asset Allocation Fund

Preferred Fixed Income Fund

Preferred Short-Term Government Securities Fund

Preferred Money Market Fund



LOGO:
                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS


                       411 Hamilton Boulevard, Suite 1200
                          Peoria, Illinois 61602-1104

The Preferred Group of Mutual Funds ("The Preferred Group") is an open-end, diversified series investment company offering eight portfolios ("Funds") with different investment objectives and strategies. Shares of the Funds are offered without a sales charge at net asset value.

This Prospectus concisely describes the information that investors should know before investing. Please read this Prospectus carefully and keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                           For more information about
                              The Preferred Group
                              call 1-800-662-4769.

Table of Contents

Risk/Return Summaries............... 3

    Preferred Growth Fund........... 3

    Preferred Value Fund............ 5

    Preferred International Fund.... 7

    Preferred Small Cap Fund........ 8

    Preferred Asset Allocation
      Fund......................... 10

    Preferred Fixed Income Fund.... 13

    Preferred Short-Term
      Government Securities Fund... 15

    Preferred Money Market Fund.... 17

    Summary of Principal Risks..... 18

Schedule of Fund Expenses.......... 21

General Policies and
  Risk Considerations.............. 23

About The Preferred Group.......... 30

Portfolio Managers................. 32

Determination of Net Asset
  Value and Pricing................ 34

Your Preferred Group Account....... 35

    How to Open Your Account....... 35

    How to Buy Shares.............. 35

    Exchanging and Redeeming
      Shares....................... 37

    Important Information About
      Your Account................. 39

    Additional Shareholder Services 40

    Distributions.................. 42

    Choosing a Distribution Option. 42

    Taxes.......................... 43

Financial Highlights............... 44

Risk/Return Summaries

The following are risk/return summaries of key information about each Fund in The Preferred Group of Mutual Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after these summaries.

Each summary describes the Fund's objectives, principal investment strategies, principal risks and fees. Each Fund's summary page includes a short discussion of some of the principal risks of investing in that Fund. More detailed descriptions of the Funds, including these and other principal risks associated with investing in the Funds, can be found elsewhere in this Prospectus. Please be sure to read this additional information before you invest.

Each risk/return summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o How the Fund's average annual returns for one year, five years and the life of the Fund compare to those of a broad based securities market index; and

o How the Fund's performance has changed from year to year over the life of the Fund.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

o    You may lose money by investing in the Funds.

o An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Preferred Growth Fund

OBJECTIVE: THE PREFERRED GROWTH FUND SEEKS ITS OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES BELIEVED TO OFFER THE POTENTIAL FOR CAPITAL APPRECIATION, INCLUDING STOCKS OF COMPANIES THAT ARE EXPERIENCING ABOVE-AVERAGE EARNINGS GROWTH.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) believed to offer the potential for capital appreciation. These securities include stocks of companies that are experiencing above-average earnings growth.

Risk/Return Summaries

When selecting securities for purchase or sale, the subadviser, Jennison Associates LLC, considers a variety of factors, including a company's earnings and revenue growth, profitability, financial condition, the company's business franchise and market position, strength and experience of its management group, research and development practices, and marketing strength and capability.


In addition, the Fund may invest in options and futures contracts, obligations issued or guaranteed by the U.S. Government, corporate bonds, short-term debt obligations, warrants, foreign currencies and related instruments, securities of foreign issuers, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

You could lose money on your investment in the Fund, or the Fund could underperform other investments due to the following principal risks:


o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Market Risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally).

The Fund is also subject to other principal risks, including credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund), currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates), derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment), foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social or economic changes), leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money), liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them) and smaller company risk (the risk that the value of the Fund's investments will fall due to the increased market and liquidity risks associated with investments in small companies).

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

1993      16.06%
1994      -1.11%
1995      28.37%
1996      18.88%
1997      21.22%
1998      35.58%

Risk/Return Summaries

During the periods shown, the highest quarterly return was 28.46% (for the quarter ended 12/31/98), and the lowest was -12.43% (for the quarter ended 9/30/98). From January 1, 1999 through September 30, 1999, the Fund's return was 12.25%.

The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This is a widely recognized, unmanaged index of U.S. common stocks.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                 PREFERRED    S&P 500
                GROWTH FUND    INDEX
-------------------------------------
 Past 1 Year       35.58%      28.75%
-------------------------------------
 Past 5 Years      21.84%      24.07%
-------------------------------------
 Since Inception   22.34%      21.28%
 (7/1/92)
-------------------------------------




Preferred Value Fund

OBJECTIVE: THE PREFERRED VALUE FUND SEEKS ITS OBJECTIVE OF CAPITAL APPRECIATION AND CURRENT INCOME BY INVESTING PRIMARILY IN EQUITY SECURITIES THAT ARE BELIEVED TO BE UNDERVALUED AND THAT OFFER ABOVE-AVERAGE POTENTIAL FOR CAPITAL APPRECIATION.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) believed to be undervalued, thereby offering above-average potential for capital appreciation.

Oppenheimer Capital Corp., the subadviser, builds the Fund one stock at a time by conducting in-depth research to identify companies that are believed to have three basic traits:

1. They have a competitive advantage versus other companies within their industries, a feature that will enable them to sustain their profitability.

2. They have capable management teams who focus on working hard for shareholders through effective use of discretionary cash, such as reinvesting in profitable business activities, making astute acquisitions and paying dividends.

3. Their stocks can be purchased at favorable prices.

In short, the Fund's focus is on investments in companies that the subadviser believes are selling at reasonable valuations and have solid fundamentals to support their businesses in good economic times and bad, with strong prospects for the long term.


In addition, the Fund may invest in options and futures contracts, obligations issued or guaranteed by the U.S. Government, corporate bonds, short-term debt obligations, warrants, foreign currencies and related instruments, securities of foreign issuers, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

Risk/Return Summaries


The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

You could lose money on your investment in the Fund, or the Fund could underperform other investments due to the following principal risks:


o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Market Risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally).

The Fund is also subject to other principal risks, including credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund), currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates), derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment), foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social or economic changes), leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money), liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them) and smaller company risk (the risk that the value of the Fund's investments will fall due to the increased market and liquidity risks associated with investments in small companies).

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

1993       8.79%
1994       0.48%
1995      37.71%
1996      25.31%
1997      28.02%
1998      14.31%

During the periods shown, the highest quarterly return was 17.13% (for the quarter ended 12/31/98), and the lowest was -15.82% (for the quarter ended 9/30/98). From January 1, 1999 through September 30, 1999, the Fund's return was -3.35%.

The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. common stocks.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                 PREFERRED    S&P 500
                VALUE FUND     INDEX
-------------------------------------
 Past 1 Year       14.31%      28.75%
-------------------------------------
 Past 5 Years      20.47%      24.07%
-------------------------------------
 Since Inception   18.58%      21.28%
 (7/1/92)
-------------------------------------

Risk/Return Summaries



Preferred International Fund

OBJECTIVE: THE PREFERRED INTERNATIONAL FUND SEEKS ITS OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES TRADED PRINCIPALLY ON MARKETS OUTSIDE THE UNITED STATES.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The International Fund invests primarily in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) traded principally outside the United States, including emerging markets, believed to be undervalued and thereby offering above-average potential for capital appreciation. The approach of the subadviser, Mercator Asset Management(R), L.P., is to identify attractive, undervalued securities and to select those that have good earnings prospects. Using its investment model, the Mercator universe is ranked; the high-ranking stocks are buy candidates and the low-ranking stocks are sell candidates. Under normal market conditions, the International Fund invests at least 65% of its total assets in at least three countries, not including the United States.

In addition, the Fund may invest in options and futures contracts, corporate and government bonds (including domestic bonds and high-quality short-term corporate obligations rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")), bankers' acceptances or negotiable bank certificates of deposit issued by U.S. or foreign banks having outstanding debt rated at least A by Moody's or S&P (or, if not so rated, of equivalent quality as determined by Mercator), prime commercial paper issued by companies having an outstanding debt issue rated at least A or Prime-2 by Moody's or A or A-2 by S&P (or, if not so rated, of comparable quality as determined by Mercator), foreign currencies and related instruments, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.


You could lose money on your investment in the Fund, or the Fund could underperform other investments due to the following principal risks:


o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Foreign Risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social or economic changes).

o Currency Risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates).

The Fund is also subject to other principal risks, including credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund), derivatives risk (the risk that the value of the Fund's derivative investments will fall as

Risk/Return Summaries



a result of pricing difficulties or lack of correlation with the underlying investment), leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money), liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them), market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally) and smaller company risk (the risk that the value of the Fund's investments will fall due to the increased market and liquidity risks associated with investments in small companies).


ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

1993      41.53%
1994       3.27%
1995       9.93%
1996      17.14%
1997       6.78%
1998      10.55%

During the periods shown, the highest quarterly return was 16.00% (for the quarters ended 12/31/93 and 3/31/98), and the lowest was -16.07% (for the quarter ended 9/30/98). From January 1, 1999 through September 30, 1999, the Fund's return was 14.11%.


The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of the Europe, Australasia & Far East Index (EAFE). This index contains over 1,000 stocks from 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                 PREFERRED       EAFE
            INTERNATIONAL FUND  INDEX
-------------------------------------
 Past 1 Year      10.55%       20.32%
-------------------------------------
 Past 5 Years      9.44%        9.50%
-------------------------------------
 Since Inception  10.10%       11.65%
 (7/1/92)
-------------------------------------




Preferred Small Cap Fund

OBJECTIVE: THE PREFERRED SMALL CAP FUND SEEKS ITS OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN COMPANIES WITH SMALL EQUITY CAPITALIZATIONS.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) of small-capitalization companies. (Small-capitalization companies are generally defined as companies with equity capitalizations of less than $1 billion.) The Fund seeks to invest in companies with growing earnings that Caterpillar

Risk/Return Summaries


Investment Management Ltd. ("CIML") believes are undervalued and offer above-average potential for capital appreciation. In selecting securities for the Fund, CIML seeks out small-capitalization companies according to such factors as earnings, price/cash flow ratio, market price/book value ratio and earnings/price ratio.


In addition, the Fund may invest in options and futures contracts, equity and equity-related securities of large-capitalization issuers, obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, corporate bonds rated at least A by Moody's or S&P at the time of purchase (or, if unrated, determined to be of comparable quality by CIML), short-term debt obligations rated at least Prime-2 by Moody's or A-2 by S&P at the time of purchase (or, if unrated, determined to be of comparable quality by CIML), warrants, foreign currencies and related instruments, securities of foreign issuers, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.


You could lose money on your investment in the Fund, or the Fund could underperform other investments due to the following principal risks:


o Smaller Company Risk (the risk that the value of the Fund's investments will fall due to the increased market and liquidity risks associated with investments in small companies).

o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Market Risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally).

o Liquidity Risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them).

The Fund is also subject to other principal risks, including credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund), currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates), derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment), foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social or economic changes) and leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money).

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

Risk/Return Summaries

1996      20.44%
1997      31.42%
1998      -5.01%

During the periods shown, the highest quarterly return was 22.20% (for the quarter ended 9/30/97), and the lowest was -22.96% (for the quarter ended 9/30/98). From January 1, 1999 through September 30, 1999, the Fund's return was -14.99%.

The following table shows how the Fund's average annual returns for one year, three years and inception-to-date compare to those of the Russell 2000 Index. This index contains the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalization.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                 PREFERRED     RUSSELL 2000
              SMALL CAP FUND       INDEX
-------------------------------------------
 Past 1 Year       -5.01%         -2.55%
-------------------------------------------
 Past 3 Years      14.57%         11.58%
-------------------------------------------
 Since Inception   15.53%         13.32%
 (11/1/95)
-------------------------------------------

The Fund's performance would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.


Preferred
Asset Allocation Fund

OBJECTIVE: THE PREFERRED ASSET ALLOCATION FUND SEEKS ITS OBJECTIVE OF BOTH CAPITAL APPRECIATION AND CURRENT INCOME BY ALLOCATING ITS ASSETS AMONG STOCKS, BONDS AND HIGH QUALITY MONEY MARKET INSTRUMENTS.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund allocates its assets among stocks, bonds and money market instruments. Mellon Capital Management Corporation and PanAgora Asset Management each manage approximately one-half of the Fund's assets (although these proportions may vary due to differential performance). All amounts received by the Fund for sales of its shares and paid by the Fund for redemptions of its shares are split evenly between Mellon and PanAgora. The portions of the Fund's assets invested in stocks, bonds and money market instruments vary from time to time in light of changes in interest rates and other economic factors. The Fund may invest in any combination of these asset classes without limit.


HOW MELLON MANAGES THE FUND
Mellon allocates the Fund's assets among the three asset classes based on the projected returns and risks for each class.

The Fund generally invests in common stocks, long-term U.S. Treasury bonds and money market instruments. With respect to securities selection, Mellon pursues a passive strategy, in which it seeks to match the performance of the S&P 500 Index

Risk/Return Summaries


and the Lehman Brothers Long-Term Treasury Index. The Fund's money market investments are limited to short-term investments meeting one of the following criteria:

1.   Rated Prime-1 by Moody's or A-1 by S&P at the time of purchase;

2. Unrated securities that Mellon determines to be of a quality comparable to Moody's Prime-1 or S&P's A-1 ratings; or

3.   Repurchase agreements with respect to U.S. Government securities.


Mellon may use financial futures and related options to achieve a substantial portion of the Fund's exposure to the stock and bond markets. For instance, Mellon may increase the Fund's exposure to stocks by investing in S&P 500 futures contracts. Similarly, Mellon may increase the Fund's exposure to bonds by investing in futures contracts on U.S. Treasury bonds.

HOW PANAGORA MANAGES THE FUND
PanAgora's investment model provides percentage guidelines for a mix of holdings among stocks, bonds and money market instruments. These guidelines are established by comparing the expected performance for each investment class with its current performance (as measured by the S&P 500 Index, the Lehman Brothers Long-Term Treasury Index; and 3-month and 1-year Treasury bills, respectively). PanAgora forecasts the return of each class through a proprietary mix of value, economic, monetary and sentiment indicators.

In selecting stocks for the Fund, PanAgora generally purchases stocks in order to replicate the S&P 500 Index.

In selecting bonds, the Fund invests in highly liquid securities that are issued by the U.S. Government and included in the Lehman Brothers Long-Term Treasury Index. PanAgora generally selects bonds to match the Lehman Index in maturity, quality, sector and coupon characteristics. Typically, the average maturity of these securities is approximately 20 years, although the Fund may invest in securities with longer or shorter maturities at the discretion of PanAgora.

PanAgora may achieve a substantial portion of the Fund's exposure to the stock and bond markets using financial futures and related options.

GENERAL
For money market instruments, the Fund invests in U.S. Government obligations, bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-quality short-term corporate obligations and repurchase agreements for these instruments.

In addition, the Fund may invest in foreign currencies and related instruments, securities of foreign issuers, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.


You could lose money on your investment in the Fund, or the Fund could underper-

Risk/Return Summaries


form other investments due to the following principal risks:


o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Market Risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally).

o Derivatives Risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

The Fund is also subject to other principal risks, including credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund), currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates), foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social or economic changes), leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money), liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them) and smaller company risk (the risk that the value of the Fund's investments will fall due to the increased market and liquidity risks associated with investments in small companies).

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.


1993      10.60%
1994      -2.57%
1995      32.79%
1996      15.17%
1997      20.92%
1998      27.01%


During the periods shown, the highest quarterly return was 15.97% (for the quarter ended 12/31/98), and the lowest was -4.60% (for the quarter ended 3/31/94). From January 1, 1999 through September 30, 1999, the Fund's return was 0.00%.

The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of the S&P 500 Index and the 65/30/5 Blended Index. The S&P 500 Index is a widely recognized, unmanaged index of U.S. common stocks. The 65/30/5 Blended Index is composed of the S&P 500 Index (65%); the Lehman Brothers Long-Term Treasury Index (30%); and the 90-Day Treasury Bill benchmark (5%). The 65/30/5 Blended Index serves as the benchmark against which the performance of each of the Fund's two subadvisers is evaluated by the Trustees of The Preferred Group.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The

Risk/Return Summaries


Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                  PREFERRED               65/30/5
              ASSET ALLOCATION  S&P 500   BLENDED
                    FUND         INDEX     INDEX
-------------------------------------------------
 Past 1 Year       27.01%        28.75%    23.61%
-------------------------------------------------
 Past 5 Years      18.01%        24.07%    18.77%
-------------------------------------------------
 Since Inception   16.60%        21.28%    17.48%
 (7/1/92)
-------------------------------------------------



Preferred Fixed Income Fund

OBJECTIVE: THE PREFERRED FIXED INCOME FUND SEEKS ITS OBJECTIVE OF A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF DEBT SECURITIES.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: Under normal market conditions, the Fund invests at least 65% of its total assets in fixed-income securities. The Fund invests primarily in publicly traded domestic debt securities (such as U.S. Treasury and agency obligations, mortgage-backed securities and corporate debt securities).


The subadviser, J.P. Morgan Investment Management Inc., may invest in any security which is rated, at the time of purchase, at least Baa by Moody's or BBB by S&P, or in any unrated security that Morgan determines is of comparable quality. In addition, it may invest up to 5% of its assets in any security which is rated, at the time of purchase, below Baa by Moody's or BBB by S&P, or in any unrated security that Morgan determines is of comparable quality.

The Fund allocates its investments among different fixed income security market sectors based on the relative attractiveness of each sector. Following these sector allocations, Morgan purchases securities it believes are attractively valued within these sectors.

Under normal market conditions, Morgan manages the Fund's portfolio subject to the following investment guidelines:


1. Minimum average dollar-weighted credit quality of the portfolio (excluding short-term investments) of A as rated by either Moody's or S&P. To calculate this average credit requirement, instruments that are not rated are assigned a rating by Morgan.

2. Minimum credit quality for short-term investments at the time of purchase of Prime-1 as rated by Moody's or A-1 as rated by S&P.


The Fund's portfolio generally has a duration of no less than three years and no more than seven years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Risk/Return Summaries

Securities rated lower than A by either Moody's or S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to late or defaulted payments on these obligations than on higher-rated securities. If the rating of any security held by the Fund falls below its rating at the time of purchase, the Fund is not obligated to dispose of it.

The Fund's debt securities may include corporate or U.S. Government zero-coupon securities of any maturity; securities such as Government National Mortgage Association ("Ginnie Mae") certificates, which represent ownership interests in mortgage pools; securities backed by commercial mortgages, including mortgages on a single property; corporate private placements; directly-placed mortgage obligations and foreign currency denominated bonds, and including, for this purpose, preferred stocks. For temporary defensive purposes, Morgan may also invest in money market instruments.

In addition, the Fund may invest in options and futures contracts, foreign currencies and related instruments, securities of foreign issuers, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.


You could lose money on your investment in the Fund, or the Fund could underperform other investments due to the following principal risks:


o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Market Risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally).

o Derivatives Risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

o Credit Risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund).

The Fund is also subject to other principal risks, including currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates), foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social or economic changes), leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money), liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them) and smaller company risk (the risk that the value of the Fund's investments will fall due to the increased market and liquidity risks associated with investments in small companies).

Risk/Return Summaries

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

1993      10.30%
1994      -2.38%
1995      17.65%
1996       2.99%
1997       8.45%
1998       6.97%

During the periods shown, the highest quarterly return was 6.10% (for the quarter ended 6/30/95), and the lowest was -2.20% (for the quarters ended 3/31/94 and 3/31/96). From January 1, 1999 through September 30, 1999, the Fund's return was -0.97%.

The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of the Salomon Brothers Broad Investment Grade (BIG) Index. This index contains 5,000 U.S. Treasury, Agency, mortgage and corporate bonds that have a credit quality of investment grade (AAA-BBB by Standard & Poor's).

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                 PREFERRED        BIG
             FIXED INCOME FUND   INDEX
--------------------------------------
 Past 1 Year       6.97%         8.71%
--------------------------------------
 Past 5 Years      6.53%         7.30%
--------------------------------------
 Since Inception   7.33%         7.86%
 (7/1/92)
--------------------------------------



Preferred Short-Term Government Securities Fund

OBJECTIVE: THE PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND SEEKS ITS OBJECTIVE OF HIGH CURRENT INCOME, CONSISTENT WITH PRESERVATION OF CAPITAL, PRIMARILY THROUGH INVESTMENT IN U.S. GOVERNMENT SECURITIES.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS: Under normal market conditions, the Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities, and related purchase agreements. In order to reduce risk, the Fund maintains a dollar-weighted average life of not more than three years and typically purchases securities with remaining maturities or average lives of less than five years.

Some of these U.S. Government securities, such as U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. U.S. Government securities are supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations or by the right of the issuer to borrow from the U.S. Treasury. The U.S. Treasury is under no legal obligation, however, to purchase securities or to make loans. Still other securities are supported only by the credit of a government agency or similar body.

Governmental bodies whose obligations are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Banks, the Tennessee Valley Authority, the Bank for Cooperatives and the Federal Home Loan Mortgage Corporation. A significant portion of the Fund's portfolio may consist of Ginnie Mae mortgage-backed certificates and other U.S. Government securities representing ownership interests in mortgage pools.

U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed income securities. As a result, the yields from U.S. Government securities are generally lower than the yields from otherwise comparable corporate fixed income securities.

In addition, the Fund may loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities. The Fund may also purchase securities on a when-issued basis, money market instruments, U.S. Government zero-coupon securities of any maturity, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

You could lose money on your investment in the Fund, or the Fund could underperform other investments due to the following principal risks:

o Management Risk (the risk that the adviser's investment techniques will be unsuccessful and may cause the Fund to incur losses).

o Market Risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally).

The Fund is also subject to other principal risks, including credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund), leveraging risk (the risk that the Fund will incur losses on investments effectively purchased with borrowed money) and liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them).

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

1993       5.57%
1994      -0.69%
1995       9.08%
1996       4.71%
1997       6.18%
1998       4.76%

During the periods shown, the highest quarterly return was 2.90% (for the quarter ended 6/30/95), and the lowest was -0.90% (for the quarter ended 3/31/94). From January 1, 1999 through September 30, 1999, the Fund's return was 1.83%.

Risk/Return Summaries

The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is an index composed primarily of U.S. Treasury notes and bonds with remaining maturities of one to three years.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

                PREFERRED     MERRILL LYNCH
                SHORT-TERM      1-3 YEAR
                GOVERNMENT      TREASURY
              SECURITIES FUND    INDEX
-------------------------------------------
 Past 1 Year       4.76%         7.00%
-------------------------------------------
 Past 5 Years      4.76%         5.99%
-------------------------------------------
 Since Inception   4.92%         5.93%
 (7/1/92)
-------------------------------------------




Preferred Money Market Fund

OBJECTIVE: THE PREFERRED MONEY MARKET FUND SEEKS ITS OBJECTIVE OF THE MAXIMUM CURRENT INCOME BELIEVED TO BE CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY BY INVESTING IN SHORT-TERM, FIXED-INCOME INSTRUMENTS.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests in a portfolio of U.S. dollar-denominated, short-term, fixed income instruments, including: short-term U.S. Government securities; certificates of deposit and bankers' acceptances; prime commercial paper; high-quality, short-term corporate obligations; and repurchase agreements with respect to U.S. Government securities.


All of the Fund's investments have remaining maturities of 397 days or less at the time of investment. The average dollar-weighted maturity of the Fund's portfolio is 90 days or less. The Fund's investments are limited to those which, in accordance with standards established by The Preferred Group's trustees, are believed to present minimal credit risk.

The subadviser, J.P. Morgan Investment Management Inc., may invest up to
100% of its assets in bank obligations. Investments in a single industry, even though representing interests in different companies in such industry, may be affected by common economic forces and other factors. The Fund may be particularly vulnerable to factors affecting the banking industry.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, yields of money market funds fluctuate.


The Fund may also invest in Yankeedollar and Eurodollar obligations, dollar-denominated commercial paper of foreign issuers, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Summaries


Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund could underperform other investments due to the following principal risk:


o Money Market Risk (the risk that the Fund may be unable to maintain a net asset value of $1.00 per share).

ANNUAL PERFORMANCE
The following bar chart illustrates how the performance of the Fund has varied from year to year.

1993       2.62%
1994       3.92%
1995       5.77%
1996       5.07%
1997       5.16%
1998       5.38%

During the periods shown, the highest quarterly return was 1.40% (for the quarters ended 3/31/95, 6/30/95, 9/30/95 and 12/31/95), and the lowest was 0.60%
(for the quarters ended 3/31/93, 6/30/93 and 9/30/93). From January 1, 1999 through September 30, 1999, the Fund's return was 3.50%.

The following table shows how the Fund's average annual returns for one year, five years and inception-to-date compare to those of IBC's Money Fund Report Average/All Taxable, the benchmark used for taxable money market funds.


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 1998)

               PREFERRED       IBC'S MONEY FUND
             MONEY MARKET       REPORT AVERAGE/
                 FUND             ALL TAXABLE
-----------------------------------------------
 Past 1 Year     5.38%              5.03%
-----------------------------------------------
 Past 5 Years    5.06%              4.86%
-----------------------------------------------
 Since Inception 4.50%              4.38%
 (7/1/92)
-----------------------------------------------

The Fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.



Summary of Principal Risks
================================================================================

Many factors can affect the value of your investment in a Preferred Group Fund. This summary covers the principal risks that may affect a Fund's value.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements and derivatives contracts), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds, such as the Fixed Income Fund, that invest in lower-rated or similar unrated securities ("junk bonds"). Junk bonds have speculative elements or are predominately speculative credit risks. Foreign investments are also subject to increased credit risk because of

Risk/Return Summaries


the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Each of the Funds is affected by credit risk.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of any Fund, such as the Growth, Value, Small Cap, Asset Allocation and Fixed Income Funds and, in particular, the International Fund, that invests in securities denominated in, and receiving revenues in, foreign currencies.

DERIVATIVES RISK
Derivatives are financial contracts in which value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Derivatives are sometimes used as part of a strategy designed to reduce (hedge) other risks. Generally, however, derivatives are used to earn income, enhance yield and increase diversification, all of which entail greater risk than if used solely for hedging purposes.

In addition to risks such as the credit risk of the counterparty, derivatives involve the risk of mistakes in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices. Each of the Funds, other than the Short-Term Government Securities and Money Market Funds, is subject to this risk.


FOREIGN RISK
Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies.

Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment.


Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability. Each of the Funds, other than the Short-Term Government Securities Fund, is subject to this risk.


LEVERAGING RISK
When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives. All Funds are subject to this risk.

Risk/Return Summaries


LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a Fund invests in debt securities whose sale may be restricted by law or by contract. All Funds are subject to this risk.

MANAGEMENT RISK
Caterpillar Investment Management Ltd. and the subadvisers to the Preferred Group apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that their decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or a Fund may not use them, possibly even under market conditions where their use would have benefited the Fund. Because they are actively managed, all Preferred Funds subject to management risk.

MARKET RISK
Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities. Those Funds that invest in equity securities are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

Another aspect of market risk affecting all of the Funds is interest rate risk. As interest rates rise, your investment in a Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less. Even Funds such as the Short-Term Government Securities Fund and the Money Market Fund are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality debt securities, such as U.S. Government securities. Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities. This risk is usually compounded for Funds that invest significantly in mortgage--backed or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable--when interest rates are rising.


MONEY MARKET RISK
While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Fund may not be able to maintain a net asset value of $1.00 per share, as a result of deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, the Fund is still subject to the risk that the value of your investment may be eroded over time by inflation.


SMALLER COMPANY RISK
Market risk and liquidity risk are particularly pronounced for stock of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Growth and Small Cap Funds in particular have exposure to this risk.

Schedule of Fund Expenses


Shareholder Transaction Expenses (All Funds)
================================================================================
     Maximum sales load imposed on purchases                              NONE
     Maximum sales load imposed on reinvested dividends                   NONE
     Exchange fees                                                        NONE
     Maximum contingent deferred sales charge                             NONE
     Redemption fees                                                         *



Annual Fund Operating Expenses
(As a percentage of average net assets)

                                                                     TOTAL FUND
 FUND                          MANAGEMENT FEES  OTHER EXPENSES   OPERATING EXPENSES
-----------------------------------------------------------------------------------
 Growth                             .75%             .08%              .83%
-----------------------------------------------------------------------------------
 Value                              .75%             .09%              .84%
-----------------------------------------------------------------------------------
 International                      .95%             .25%             1.20%
-----------------------------------------------------------------------------------
 Small Cap                          .75%             .17%              .92%
-----------------------------------------------------------------------------------
 Asset Allocation                   .70%             .19%              .89%
-----------------------------------------------------------------------------------
 Fixed Income                       .50%             .15%              .65%
-----------------------------------------------------------------------------------
 Short-Term Gov't. Securities       .35%             .20%              .55%
-----------------------------------------------------------------------------------
 Money Market                       .30%             .15%              .45%
-----------------------------------------------------------------------------------

The purpose of the preceding table is to assist in understanding the various costs and expenses of The Preferred Group that are paid by shareholders.


  * The Preferred Group's bank charges a $10 fee for wire redemptions, minimum $100, subject to change without notice.

Schedule of Fund Expenses


EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




 FUND                                 1 YEAR     3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 Growth                                 $85        $265        $460      $1,025
--------------------------------------------------------------------------------
 Value                                   86         268         466       1,037
--------------------------------------------------------------------------------
 International                          122         381         660       1,455
--------------------------------------------------------------------------------
 Small Cap                               94         293         509       1,131
--------------------------------------------------------------------------------
 Asset Allocation                        91         284         493       1,096
--------------------------------------------------------------------------------
 Fixed Income                            66         208         362         810
--------------------------------------------------------------------------------
 Short-Term Government Securities        56         176         307         689
--------------------------------------------------------------------------------
 Money Market                            46         144         252         567
--------------------------------------------------------------------------------


Note: The figures shown in the example above are hypothetical. They are not representations of past or future performance or expenses; actual performance and/or expenses may be greater or less than shown.

General Policies & Risk Considerations

Portfolio Turnover
================================================================================


Portfolio turnover is not a limiting factor in investment decisions. High portfolio turnover (generally portfolio turnover rates over 100%) involves higher brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities that are borne directly by the Funds. These transactions may also result in the realization of taxable capital gains. Portfolio turnover rates for the life of each Fund are shown in the section "Financial Highlights."



Money Market Instruments
================================================================================

The money market instruments in which the Money Market Fund may invest include:

1. Short-term U.S. Government securities.

2. Certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two major rating agencies or, if rated by only one major agency, in that agency's two highest grades, or unrated but determined to be comparable by CIML or Morgan. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. The Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankeedollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations").

3. Commercial paper rated in the two highest rating categories by at least two major rating agencies or, if rated by only one major agency, in that agency's two highest grades or, if not rated, of comparable quality as determined by the subadviser to the Fund according to procedures approved by The Preferred Group's Trustees.

4. Corporate obligations with an initial maturity of over 397 days but a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two major rating agencies or, if rated by only one major agency, in that agency's highest grade.

5. Repurchase agreements with domestic commercial banks or registered broker-dealers.

For temporary defensive purposes, each of the other Funds may also invest all or a portion of its assets in the above kinds of money market instruments. However, determinations of the quality of unrated securities may be made by each Fund's subadviser.

General Policies & Risk Considerations


Options and Futures Transactions; Foreign Currency Transactions
================================================================================

Each Fund (except the Short-Term Government Securities Fund and the Money Market
Fund) may engage in a variety of transactions involving options and futures contracts, which are commonly known as "derivative securities," for hedging, dividend accruals and portfolio allocation purposes.

In order to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions, each of the Funds (other than the Short-Term Government Securities and Money Market Funds) may buy or sell foreign currencies or may deal in forward foreign currency contracts; that is, agree to buy or sell a specified currency at a specified price and future date. These Funds may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may, as a hedge, sell a currency futures contract or a related call option or purchase a related put option. If it is anticipated that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a related call option or sell (write) a related put option to protect against an increase in the price of securities denominated in the currency the Fund intends to purchase.

These futures contracts and related options are used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Funds are covered. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies.


Risk Factors of Foreign Investments
================================================================================

The Money Market Fund may invest all or any portion of its assets in Yankeedollar and Eurodollar obligations and in dollar-denominated commercial paper of foreign issuers. The Growth, Value, Small Cap, Asset Allocation and Fixed Income Funds each may invest without limit in securities of foreign issuers that are traded in domestic securities markets, and each may invest up to 10% of its assets in securities traded principally in securities markets outside the United States. (Eurodollar certificates of deposit are excluded from these limitations.)

These investments, as well as investments of the International Fund in securities of foreign issuers or securities principally traded abroad, may involve certain special risks due to foreign economic, political and legal developments. These developments may include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

General Policies & Risk Considerations


The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and certain foreign securities markets may be subject to less governmental supervision than in the United States. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded abroad.

The International Fund may also invest in countries whose economies or securities markets are not highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include greater political uncertainty, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for these securities, and delays and disruptions in securities settlement procedures.

If a Fund invests in foreign currency-denominated debt obligations and hedging activities, its book income is likely to differ from its taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a "regulated investment company" for federal tax purposes.


Loans of Portfolio Securities
================================================================================

Each Fund (except the Money Market Fund) may lend its portfolio securities to broker-dealers under contracts calling for collateral in cash, U.S. Government securities or other high-quality debt securities equal to at least the market value of the securities loaned. Each Fund would continue to benefit from interest on the securities loaned and would also receive either interest, through investment of cash collateral by the Fund in permissible investments, or a fee. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.


Short Sales
================================================================================

Each Fund (except the Money Market Fund) may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without further payment.


Forward Commitments, When-Issued and Delayed Delivery Transactions
================================================================================

The Short-Term Government Securities Fund may purchase U.S. Government securities on a when-issued basis, and may purchase or sell these securities for delayed delivery.

All Funds (except the Money Market Fund) may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time ("forward commitments").

General Policies & Risk Considerations


All Funds may also enter into forward commitments to sell securities. The Funds may simultaneously be obligated to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") that is coupled with an agreement by the Fund (including a forward commitment) to repurchase a similar, but not identical, security at a later date. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines before the settlement date. This risk is in addition to the risk that the value of the Fund's other assets may decline. No income accrues to the purchaser of these securities before delivery.


Repurchase Agreements
================================================================================

Each of the Funds may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement, a Fund acquires a security (usually an obligation of the U.S. Government) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is greater than the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. These transactions give the Fund an opportunity to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss.


Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities
================================================================================

Each of the Funds may invest in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.

Prepayments are important because they affect the yield and price of the securities. During periods of declining interest rates, prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. As a result of these principal prepayment features, mortgage-backed securities that are U.S. Government securities are generally more volatile investments than other U.S.

General Policies & Risk Considerations


Government securities. Also, although the values of mortgage-backed securities generally fall when interest rates rise, their potential for capital appreciation when interest rates are falling is limited because of the prepayment feature.

CMOs, which are commonly considered to be "derivatives," are securities backed by a portfolio of mortgages or mortgage-backed securities held under an indenture agreement. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest and/or principal on the underlying collateral. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If there are enough early prepayments on these mortgages, the class or series of CMOs first to mature generally would be retired prior to its maturity. Therefore, the early retirement of a particular class or series of a CMO held by a Fund has the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Commercial mortgage-related securities are generally structured similarly to pass-through securities or CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities are issued in public or private transactions by a variety of public and private issuers.

The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans. They also may not be fully amortizing, which means that they may have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and asset-backed securities are subject to prepayment risks similar to those described above for mortgage-backed securities.

The Fixed Income and Short-Term Government Securities Funds may also invest in "zero-coupon" U.S. Government securities. (Zero-coupon securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security.)

General Policies & Risk Considerations


The Fixed Income and Short-Term Government Securities Funds may also invest in "IO/PO Strips" (certificates that represent undivided interests in "stripped" U.S. Government securities and coupons). IO/PO Strips are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets.

Zero-coupon securities and IO/PO Strips tend to be more volatile than other types of U.S. Government securities. Mortgage-backed IO Strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid. IO/PO Strips that are U.S. Government securities backed by fixed-rate mortgages may be considered liquid securities if so determined by the subadviser under procedures approved by The Preferred Group's Trustees. All other IO/PO Strips are considered illiquid. If either Fund invests in IO/PO Strips that are "stripped" by private entities, these securities are not considered to be U.S. Government securities.

Zero-coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency or entity (such as the Student Loan Marketing Association or the Resolution Funding Corporation). A Fund is required to accrue and distribute income from zero-coupon securities on a current basis, even though it does not receive that income currently in cash. Therefore the Fund may have to sell other investments to obtain cash needed to make income distributions.


Illiquid Securities
================================================================================

Each Fund may purchase "illiquid securities." This includes securities whose disposition is restricted by the securities laws, so long as no more than a fixed percentage of that Fund's net assets (determined by the SEC to be 15% (10% for the Money Market Fund) as of the date of this Prospectus) would be invested in these illiquid securities. There may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or if the financial condition of the issuer deteriorates.

A Fund could find it more difficult to sell these securities when CIML or the subadviser believes it advisable to do so or may be able to sell these securities only at prices lower than if the securities were not subject to restrictions on disposition. At times, it may also be more difficult to determine the fair value of these securities in computing a Fund's net asset value. Illiquid securities include repurchase agreements maturing in more than seven days, certain IO/PO Strips, over-the-counter options and assets used to "cover" over-the-counter options written by a Fund (to the extent described under "Options and Futures Transactions--OTC Options" in the Statement of Additional Information).

Certain securities whose disposition is restricted by the securities laws, such as securities eligible for resale to qualified institutions under Rule 144A and privately-placed commercial paper, may be determined by CIML or the subadviser to

General Policies & Risk Considerations


be liquid (and so not subject to the 15% or 10% limitations) under procedures approved by the Preferred Group's Trustees. It is possible that, despite this determination, there may be relatively few potential purchasers for these securities and they may therefore be subject to the risks described above.



Alternative Strategies
================================================================================

At times, a portfolio manager may judge that market conditions make pursuing a Fund's investment strategies inconsistent with the best interests of its shareholders. The portfolio manager then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses. Although a portfolio manager has the flexibility to use these strategies, he may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goal.


Investment Objectives
================================================================================

Unless otherwise indicated, the investment policies and objectives of the Funds may be changed without shareholder approval.



Year 2000 Issues
================================================================================

The Funds could be adversely affected if the computer systems used by CIML and the Funds' other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the Funds, both in their operations and in their investments, CIML is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, however, can be provided that the Funds will not be adversely impacted by these matters.

About The Preferred Group


Management of The Preferred Group
================================================================================

The Preferred Group is managed by Caterpillar Investment Management Ltd. ("CIML"), which provides investment advisory and portfolio management services for The Preferred Group. CIML also provides executive and other personnel for management of The Preferred Group. Pursuant to The Preferred Group's Agreement and Declaration of Trust, the Trustees supervise the affairs of The Preferred Group as conducted by CIML.


Caterpillar Investment Management Ltd.
================================================================================

Caterpillar Investment Management Ltd. ("CIML") is a Delaware corporation formed on December 18, 1991. Its principal place of business is 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. In addition to managing the Funds, CIML serves as an investment adviser to the Caterpillar Investment Management Ltd. Tax Exempt Group Trust (the "Group Trust"). CIML has advised the Funds since inception and has experience managing portfolios of the Group Trust that are similar to certain of the Funds.

For investment advisory services, each Fund pays a management fee to CIML, as follows:


------------------------------------
 GROWTH                         .75%
------------------------------------
 VALUE                          .75%
------------------------------------
 INTERNATIONAL                  .95%
------------------------------------
 SMALL CAP                      .75%
------------------------------------
 ASSET ALLOCATION               .70%
------------------------------------
 FIXED INCOME                   .50%
------------------------------------
 SHORT-TERM GOV'T. SECURITIES   .35%
------------------------------------
 MONEY MARKET                   .30%
------------------------------------


In turn, CIML pays a portion of the fee it receives from each Fund to the subadviser(s) of that Fund for its/their services.


The Subadvisers
================================================================================

To assist it in carrying out its responsibility, CIML has retained various subadvisers to provide advisory services to the Funds under the supervision of CIML and The Preferred Group's Board of Trustees.

About The Preferred Group


JENNISON provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser.

OPPENHEIMER CAPITAL is a Delaware general partnership formed on July 1, 1987. Its address is 1345 Avenue of the Americas, 49th Floor, New York, New York 10105. Oppenheimer Capital provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations.


Oppenheimer Capital is a registered investment adviser with approximately $62 billion in assets under management as of June 30, 1999. Oppenheimer Capital is a wholly-owned subsidiary of PIMCO Advisers L.P., a registered investment adviser.


MERCATOR provides investment advice to mutual funds and other entities. Its principal place of business is 2400 East Commercial Blvd., Ft. Lauderdale, Florida 33308. Mercator Asset Management(R), L.P. is a Delaware general partnership owned by its executive officers and The Prudential Insurance Company of America, a 20% limited partner.


MELLON, a Delaware corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon was founded in 1983 and, as of June 30, 1999, manages over $82.6 billion in funds. Mellon is a wholly-owned, indirect subsidiary of Mellon Bank Corporation, Pittsburgh, Pennsylvania, a bank holding company which engages in the businesses of retail banking, wholesale banking and service products. Mellon serves as an investment adviser and manager for institutional clients.

PANAGORA'S principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Fifty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Putnam Investments, Inc. ("Putnam"). Putnam is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. PanAgora serves as an investment adviser and manager to a variety of endowment funds, pension accounts, other institutions and investment companies, with total assets under management in excess of $16 billion.


MORGAN provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, an international financial services corporation.

Portfolio Managers

Preferred Growth Fund
================================================================================

SUBADVISER: Jennison Associates LLC ("Jennison")

PORTFOLIO MANAGER:
  Kathleen McCarragher

TITLE: Director, Executive Vice President and Domestic Equity Investment
  Strategist

LAST FIVE YEARS EXPERIENCE: Managing Director and Director of Large Cap Growth
  Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Growth Fund in April 1999.

EDUCATION: B.B.A. in Finance--University of Wisconsin; M.B.A.--Harvard Business
  School



Preferred Value Fund
================================================================================
SUBADVISER: Oppenheimer Capital Corp.


PORTFOLIO MANAGER: John G. Lindenthal

TITLE: Managing Director, Oppenheimer Capital

LAST FIVE YEARS EXPERIENCE: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.

EDUCATION: B.S., MBA--University of Santa Clara


Preferred International Fund
================================================================================

SUBADVISER: Mercator Asset Management(R), L.P. ("Mercator")

PORTFOLIO MANAGER: Peter F. Spano, CFA

TITLE: President, PXS Corp.,
  General Partner

LAST FIVE YEARS EXPERIENCE: Portfolio Manager at Mercator. Pete has managed the
  Preferred International Fund since its inception on July 1, 1992.

EDUCATION: BBA--St. John's University; MBA--Baruch College (City University of
  New York); Chartered Financial Analyst



Preferred Small Cap Fund
================================================================================

PORTFOLIO MANAGER:
  David L. Bomberger, CFA

TITLE: President, CIML

LAST FIVE YEARS EXPERIENCE:
  Vice President, Commercial Mortgage
  at Commercial Federal Bank before joining CIML in June 1999. Before that, Treasurer and Chief Investment Officer at The Guarantee Life Companies Inc.

EDUCATION: B.S.--University of Nebraska-Lincoln; MBA--University of Nebraska of
  Omaha; Chartered Financial Analyst

Preferred
Asset Allocation Fund
================================================================================

SUBADVISERS: Mellon Capital Management Corporation ("Mellon") and PanAgora Asset
  Management, Inc. ("PanAgora")

PORTFOLIO MANAGER: Thomas B. Hazuka

TITLE: Chief Investment Officer, Mellon

LAST FIVE YEARS EXPERIENCE: Portfolio Manager at Mellon. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

EDUCATION: B.S.--Stevens Institute of Technology; MBA--University of
  Connecticut; Ph.D.--Stanford University

PORTFOLIO MANAGER: Edgar E. Peters

TITLE: Director of Asset Allocation and Chief Investment Strategist, PanAgora

LAST FIVE YEARS EXPERIENCE: Portfolio Manager at PanAgora. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

EDUCATION: B.S.--Montclair State College; MBA--Rutgers University


Preferred Fixed Income Fund
================================================================================

SUBADVISER: J.P. Morgan Investment Management Inc. ("Morgan")

PORTFOLIO MANAGER: Paul L. Zemsky, CFA

Title: Managing Director, Morgan

LAST FIVE YEARS EXPERIENCE: Portfolio Manager at Morgan. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.


EDUCATION: B.S.E.E.--University of Pennsylvania; B.S.--Wharton School of
  Business; Chartered Financial Analyst



Preferred Short-Term Government Securities Fund
===============================================================================


PORTFOLIO MANAGER:
  Charles T. ("C.T.") Urban, III, CFA

TITLE: Senior Portfolio Manager, CIML

LAST FIVE YEARS EXPERIENCE:
  Vice President and Senior Portfolio Manager at Windsor Financial Group before joining CIML in September 1999.

EDUCATION: B.S.--University of North Carolina; MBA--University of Minnesota;
  Chartered Financial Analyst



Preferred Money Market Fund
================================================================================

SUBADVISER: J.P. Morgan Investment Management Inc. ("Morgan")

PORTFOLIO MANAGER:
  Robert ("Skip") R. Johnson

TITLE: Vice President, Morgan

LAST FIVE YEARS EXPERIENCE: Portfolio Manager at Morgan. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.

EDUCATION: B.A.--Dartmouth College

Net Asset Value and Pricing


Determination of Net Asset Value and Pricing

Net Asset Value
================================================================================

Net asset value per share (NAV), or share price, for each Fund is normally determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). Fund share prices (other than the Money Market Fund) can be found daily in most major newspapers' mutual fund listings under the heading "Preferred Group."


Purchase Share Price
================================================================================

If your request is received on a regular business day before 4:00 p.m. (Eastern time) in good order, your shares will be priced at that day's net asset value. Requests received after 4:00 p.m. (Eastern time) will be priced at the next day's net asset value. Requests to purchase shares on other than a regular business day will be priced at the net asset value determined on the next regular business day.


Redemption Share Price
================================================================================

If your redemption request is received prior to 4:00 p.m. (Eastern time) in good order on a regular business day, your shares will be priced at that day's net asset value. Redemption proceeds will normally be sent on the following business day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed on the business day following receipt.


Exchange Share Price
================================================================================

Exchanges are priced in the same manner as purchases and redemptions.


Determination of NAV
================================================================================

Each Fund's share price is calculated by dividing the total value of each Fund's assets, minus liabilities, by the total number of outstanding shares. Portfolio securities, options and futures contracts for which market quotations are readily available are valued at market value. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The portfolio investments of the Money Market Fund are valued using the amortized cost method of valuation, in accordance with Rule 2a-7 under the Investment Company Act of 1940. All other securities and assets are valued at their fair value as determined in good faith following procedures approved by the Trustees.


General
================================================================================

Please note that The Preferred Group does not accept requests which specify a particular date for purchases or redemptions, or which specify any special conditions. We will notify you if your request cannot be accepted and provide additional instructions.

Your Preferred Group Account

How to Open Your Account
================================================================================

To open a new account, simply complete and return the New Account Registration Form included with this Prospectus and mail it with your check or money order. We must have your correct Social Security or corporate tax identification number and your signature. In order to open an account, you must meet the minimum investment requirements described below.

A completed and signed application is required for each new account you open. Redemptions are not permitted until your completed application is on file.


Purchase orders received by The Preferred Group by 4:00 p.m. (Eastern time) on any regular business day are processed at the net asset value next determined, generally that day's net asset value. There are no sales commissions or 12b-1 fees.


All shareholders receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of shares, including the total number of shares owned as of the confirmation date.

If you have questions about the Funds or require additional assistance with the New Account Registration Form, please call Investor Services at 1-800-662-4769. We are happy to assist you.

The following account procedures may not be pertinent to institutional or employer-sponsored retirement plan accounts. Please call 1-800-662-2465 for information regarding such accounts.


How to Buy Shares
================================================================================

You can purchase shares of any Fund by using one of the four methods described on the following pages.

For new accounts, please mail us your New Account Registration Form and check in the return envelope provided. For additional investments, please write your account number on your check and use the remittance form attached to your confirmation statement. Mail your check in the return envelope provided. All checks should be made payable to "The Preferred Group (name of Fund)." Third party checks are not accepted. Please mail all purchase requests to one of the following addresses:

REGULAR MAIL:
  The Preferred Group
  P.O. Box 8320
  Boston, MA 02266-8320

REGISTERED, EXPRESS OR CERTIFIED MAIL:
  The Preferred Group
  2 Heritage Drive
  N. Quincy, MA 02171

The Preferred Group reserves the right to accept or reject any order for the purchase of Fund shares.

Your Preferred Group Account



                                                           ADDITIONAL
 METHOD   INITIAL INVESTMENTS MINIMUM                      INVESTMENTS MINIMUM
================================================================================
 BY MAIL  $1,000-Regular Account                           $50 for all Accounts
--------------------------------------------------------------------------------
          $  250-IRAs & Uniform Gifts/Transfers
                 to Minors Accounts
--------------------------------------------------------------------------------
          $  150-Quarterly Systematic Savings Plan
--------------------------------------------------------------------------------
          $   50-Monthly Systematic Savings Plan
--------------------------------------------------------------------------------


For all choices below, please call 1-800-662-4769


      METHOD        INITIAL INVESTMENT MINIMUM    ADDITIONAL INVESTMENTS MINIMUM
================================================================================
    BY EXCHANGE               $1,000                            $50
(from another Fund)
--------------------------------------------------------------------------------

The new account will have the same registration as the account from which you are exchanging. For more information about exchanges, see "Exchanging and Redeeming Shares."


      METHOD        INITIAL INVESTMENT MINIMUM    ADDITIONAL INVESTMENTS MINIMUM
================================================================================
      BY WIRE                 $1,000                          $1,000
--------------------------------------------------------------------------------

Federal funds should be wired to: State Street Bank & Trust Company, Custody and Shareholder Services Division, Boston, MA 02110, ABA No. 011000028, DDA:
9904-636-9, The Preferred Group, your name and your Fund/Account Number.


      METHOD        INITIAL INVESTMENT MINIMUM    ADDITIONAL INVESTMENTS MINIMUM
================================================================================
 BY MONEY Express          NOT AVAILABLE                        $50
 (Electronic Funds
Transfer Option)
--------------------------------------------------------------------------------

This service may be used only if you authorize it on your account application. The maximum transfer amount is $50,000.

Your Preferred Group Account



Exchanging and Redeeming Shares
================================================================================


Shares may be exchanged on the basis of their net asset values beginning 10 days after purchase on any day the New York Stock Exchange is open. There are currently no exchange or redemption fees or charges. You may redeem all or a portion of your shares.


Please note that an exchange is treated as a redemption and a subsequent purchase. Therefore, you could realize a taxable gain or loss on your transaction.

The Preferred Group reserves the right to modify or terminate the exchange privilege at any time.

The Preferred Group's exchange service is not intended to encourage shareholder speculation on short-term movements in the market. Each Fund reserves the right to restrict exchanges to one purchase and one redemption of shares in the same Fund during any 120-day period. The exchange privilege may not be exercised for shares of any Fund which are not qualified or exempt under the securities laws of the state in which the shareholder resides.

The redemption of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays or, if permitted by the rules of the SEC, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of a Fund's net assets, in any 90-day period, the Fund may, at its discretion, pay the difference between the redemption amount and the lesser of those two figures with securities of the Fund. If redemptions are made in securities rather than cash, the securities are valued using the procedures described under "Determination of Net Asset Value and Pricing."

The Preferred Group will normally send you payment for your shares the following business day after your request is received in proper form by the Transfer Agent. However, the transmission of your proceeds may be delayed for up to seven days after your request is received. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate or government check, or bank-fund transfers is generally subject to a 10-day delay to allow the check or transfer to clear. The clearing period does not apply to purchases made by wire, Systematic Savings Plan, or cashier's, treasurer's or certified checks. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.

Your Preferred Group Account


How to Redeem or Exchange Shares


   METHOD INSTRUCTIONS
================================================================================

  BY MAIL To redeem or exchange shares in writing, send an instruction letter signed by all registered owners, including fiduciary titles, specifying the name on the account and the account number, the Fund name and the number of shares or dollar amount you want to exchange or redeem. For exchanges, mail to the attention of the Fund you are exchanging from and specify the Fund you are exchanging to. We require the signature of all owners exactly as registered. For redemptions over $50,000, we require a signature guarantee.
          ----------------------------------------------------------------------
           REGULAR MAIL:              REGISTERED, EXPRESS OR CERTIFIED MAIL:
           The Preferred Group        The Preferred Group
           P.O. Box 8320              2 Heritage Drive
           Boston, MA 02266-8320      N. Quincy, MA 02171
           ---------------------------------------------------------------------
           CORPORATIONS, PARTNERSHIPS OR ASSOCIATIONS. The letter of instruction must be accompanied by a resolution. The letter must be signed by at least one individual authorized by resolution to act on the account. The resolution must include a signature guarantee.
           ---------------------------------------------------------------------
           TRUSTS. The letter of instruction must be signed by the Trustee(s) with a signature guarantee.
--------------------------------------------------------------------------------

FOR ALL OPTIONS BELOW, CALL INVESTOR SERVICES AT 1-800-662-4769

   METHOD  INSTRUCTIONS
================================================================================

  BY PHONE If you have authorized Preferred Tele-Services on your account application, exchanges or redemptions can be made between 8:00 a.m. (Eastern time) and the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

           Redemption proceeds can be mailed, wired to your bank or sent by electronic funds transfer. The Preferred Group's bank charges a $10 fee for wire redemptions, minimum $100, subject to change without notice. Your bank may also charge you for receiving wires.
--------------------------------------------------------------------------------
  BY CHECK If you have authorized the check writing feature on your account application, you may redeem shares in your account provided that the appropriate signatures are on your check. The minimum check amount is $250. There is no charge for this service, and you may write an unlimited number of checks, provided the account minimum of $1,000 per Fund is maintained. Check writing privileges apply to the Money Market and the Short-Term Government Securities Funds ONLY.
--------------------------------------------------------------------------------
  BY MONEY If you have authorized the Preferred Money Express feature on your
   EXPRESS account application, you may redeem by electronic funds transfer.
           The maximum redemption amount is $50,000.
--------------------------------------------------------------------------------
   BY WIRE If you have authorized the Wire Transfer feature on your account application, you may have your redemption proceeds wired to your bank on the next business day after the redemption is processed. The Preferred Group's bank charges a $10 fee for wire redemptions, minimum $100, subject to change without notice. Your bank may also charge you for receiving wires.
--------------------------------------------------------------------------------


NOTE: If you want to keep your account open, please maintain a balance of at least $1,000. If you have questions, please call Investor Services at 1-800-662-4769.

Your Preferred Group Account


Important Information
About Your Account
================================================================================

ACCOUNT BALANCES
The Preferred Group reserves the right to redeem shares in any account which drops below the minimum initial investment amount of $1,000 due to shareholder redemptions. You are allowed 60 days to make an additional investment before the account is liquidated. The minimum does not apply to IRAs or other retirement accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

INTERMEDIARIES
If you purchase or redeem Preferred Group shares through a registered broker-dealer, a bank, an investment adviser, or other third party, those entities may charge you a service fee.

NON-U.S. BANK CHECKS
All deposit checks must be drawn on U.S. chartered banks. Checks drawn on foreign banks must be converted to U.S. dollars; in the case of smaller investments, the fee for conversion may be disproportionately high in relation to the value of the investment.


PURCHASES BY CHECK
Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a nonmember bank may take up to 10 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are received in proper order, even though the check may not yet have been converted into federal funds. Third-party checks will not be accepted.


SHARE CERTIFICATES
When you open your account, you will receive a confirmation indicating your name and account number, which will be evidence that you have opened a Preferred Group account. No share certificates will normally be issued.

SIGNATURE GUARANTEES
A signature guarantee verifies the authenticity of your signature and is sometimes required for our mutual protection. When a signature guarantee is required, you should have "Signature Guaranteed" stamped under your signature and guaranteed at a commercial bank (FDIC member), trust company, firm that is a member of a domestic stock exchange, foreign branches of any of the above and certain other financial institutions.

You will generally need a signature guarantee to:

1. Authorize or change certain services after your account is opened;

2. Transfer shares to another owner;

3. Redeem over $50,000 by written request;

4. Redeem or exchange shares when someone who is not a registered owner of the account will receive the proceeds;

Your Preferred Group Account



5. Send proceeds to an address other than the account address;

6. Send proceeds to an account address which has been changed within 30 days of the redemption request; and

7. Pay the proceeds to a corporation, partnership, trust or fiduciary.

TELEPHONE EXCHANGE AND REDEMPTION
The Preferred Group may accept telephone redemption or exchange instructions from any person with respect to accounts of shareholders who elect this service. The Preferred Group employs reasonable procedures to verify that telephone requests for redemptions and exchanges are genuine, such as requiring a form of personal identification prior to acting on telephone instructions, recording telephone instructions and sending written confirmations of the resulting transactions to shareholders.

The Preferred Group reserves the right to terminate or modify the telephone exchange or telephone redemption service at any time. During times of severe disruption in the securities markets, the volume of calls may make it difficult to exchange or redeem shares by telephone, in which case a shareholder may wish to send a written request for exchange or redemption as described under "Exchanging and Redeeming Shares--By Mail."


Additional Shareholder Services
================================================================================

CHECK-WRITING SERVICES
(Money Market and Short-Term Government Securities Funds only)
The minimum check amount is $250. This service is FREE and you may write an unlimited number of checks. You must maintain a minimum $1,000 account balance after your withdrawal. (Remember that redeeming shares from the Short-Term Government Securities Fund will be treated as a capital gain or loss transaction for tax purposes.)

PREFERRED MONEY EXPRESS
(Electronic Funds Transfer Option)
This plan allows you to buy or sell shares by transferring money between your Fund account and your account at a bank, savings and loan association or credit union that is a member of the ACH (Automated Clearing House) system. Preferred Money Express eliminates the expense of wiring funds and the delay of mailing a check. You need to sign up for Preferred Money Express on your account application to use this service.

PREFERRED TELE-SERVICES LINE
You may reach The Preferred Group by calling Preferred Tele-Services at 1-800-662-4769, 24-hours a day. Between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) you will reach an Investor Services Representative. If you are calling after 6:00 p.m. (Eastern time) on a Touch-Tone(r) phone, you will receive instructions on how you can (1) listen to price and yield information and (2) obtain your share balance and account value. The Preferred Group records telephone transactions to verify data concerning these transactions.

Your Preferred Group Account


Systematic Savings Plan
This plan allows you to make monthly or quarterly investments automatically by authorizing us to move $50 or more on the same day each month (or $150 per quarter) from your checking account to any Fund. You will be sent a confirmation statement for each transaction, and a debit will appear on your checking account statement. To change the amount of your systematic savings authorization or to terminate this service, please call Investor Services or write to the address printed on your account statement. Be sure to include your account number.

SYSTEMATIC WITHDRAWAL PLAN
This plan automatically redeems enough shares each month or quarter to provide you with a check, wire or electronic funds transfer to your checking account for a minimum amount of $50 monthly or $150 quarterly. You must maintain a $1,000 minimum account balance after your withdrawal.

TAX-QUALIFIED RETIREMENT PLANS
Tax-deferred individual retirement plans are available. Please call Investor Services for details and the appropriate forms for:

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAs). Any wage earner between 18 and 70 1/2 years of age can contribute up to $2,000 per tax year. This $2,000 contribution limit is phased out if the wage earner (or the wage earner's spouse) actively participates in an employer-sponsored qualified retirement plan. For married individuals, the annual contribution limit is $2,000 for each spouse, but the couple's aggregate deductible contributions may not exceed the combined compensation of both spouses (reduced by any contributions made to other forms of IRAs--such as "Roth IRAs").

o ROTH IRAs. Single wage earners with an adjusted gross income of less than $95,000 (and married wage earners who file jointly and have an aggregate adjusted gross income of less than $150,000) can make non-deductible contributions to Roth IRAs of up to $2,000 per year less amounts contributed on behalf of these individuals to other IRAs. The $2,000 contribution limit is phased out for wage earners with adjusted gross incomes that exceed the above amounts. Qualifying distributions from a Roth IRA are tax-free, provided the Roth IRA has been in existence for at least five years.

o ROLLOVER IRAs. When a participant of a tax-favored retirement plan receives an eligible rollover distribution of assets, the assets may be "directly transferred" or "directly rolled over" into an IRA. Eligible rollover distributions that are not "directly transferred" to an IRA or other tax-favored retirement plan are subject to a 20% tax withholding. You can also roll over an existing IRA to a Preferred Group IRA.

o SEP-IRAs. Simplified Employee Pension Plans are arrangements under which employers may contribute directly to an employee's IRA.

In addition, The Preferred Group may be an appropriate investment for 403(b) plans, 401(k) plans and Keogh or corporate profit-sharing plans.

Your Preferred Group Account


Distributions
================================================================================

OPTIONS
You can select the distribution option that best suits your needs. See "Choosing a Distribution Option" in this section.

GENERAL
The Fixed Income, Short-Term Government Securities and Money Market Funds declare dividends daily and pay them monthly. The Asset Allocation Fund declares and pays dividends quarterly. The Growth, Value, International and Small Cap Funds declare and pay dividends at least annually. Each Fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from closing purchase and sale transactions with respect to these options, and net gains from futures transactions are treated as short-term capital gains.

Each Fund distributes substantially all of its net realized capital gains, if any, at least annually after giving effect to any available capital loss carry-over. The Short-Term Government Fund currently has available capital loss carry-overs. Subject to law, dividends and capital gains distributions may be declared more or less frequently at the discretion of the Trustees.


Choosing a Distribution Option
================================================================================

When completing your account application, you may select any one of the following distribution options. If you do not specify an option, all of your distributions are reinvested in additional shares of the relevant Fund. If you choose to change your distribution election, you must notify Investor Services in writing. The address for Investor Services is The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320.

REINVEST OPTION
All dividends and capital gain distributions are reinvested in additional shares. All distributions are reinvested as of the record date for the distribution and are paid on the payment date.

CASH DIVIDEND OPTION
All dividends are paid in cash (by check). All capital gains distributions are reinvested in additional Fund shares as of the record date for the distribution and are paid on the payment date.

ALL CASH OPTION
All dividends and capital gain distributions are paid in cash (by check).

In addition, an option to invest your cash dividends and/or capital gains distributions of a Preferred Group Fund in another Preferred Group Fund is available. Please call Investor Services (1-800-662-4769) for more information. If it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to you, The Preferred Group will terminate your election to receive dividends and other distributions in cash, and will invest the undeliverable distributions in shares of the relevant Fund. Your subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until you notify The Preferred Group of your correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


Taxes
================================================================================

Dividends and any short-term capital gains distributions (that is, distributions derived from net gains from securities held for not more than a year) of the Funds are taxable to the shareholder at ordinary income rates. Distributions designated as deriving from net gains on securities held for more than one year are taxable to shareholders as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder may have owned shares in the Fund.

Distributions are taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities (which may constitute a substantial portion of the Short-Term Government Securities Fund's assets) may not be exempt.

Shareholders should consult their tax advisers concerning the possible application of state and local income tax laws to a Fund's dividends and capital gains distributions.


The International Fund's investments in foreign securities may be subject to foreign withholding taxes, which may decrease the International Fund's yield on such securities. The International Fund may make an election which allows shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns. As a result, the amounts of foreign income taxes paid by the International Fund would be treated as additional income to International Fund shareholders from non-U.S. sources and as foreign taxes paid by International Fund shareholders for purposes of the foreign tax credit.


Only shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date would be entitled to claim a foreign tax credit. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations.

Shareholders who are not U.S. citizens or which are foreign corporations may be subject to substantially different tax treatment on distributions.

BUYING A DIVIDEND
On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If you purchase shares just before the record date ("buying a dividend"), you pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FINANCIAL
HIGHLIGHTS

The table on the following pages presents financial highlights for The Preferred Group, including certain performance information. This information has been audited and reported on by The Preferred Group's independent accountants, PricewaterhouseCoopers LLP, whose report appears in The Preferred Group's Annual Report, which is incorporated by reference in the Statement of Additional Information. The Preferred Group's Annual Report, which contains additional performance information, is available without charge upon request.

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD)

                                INCOME (LOSS) FROM INVESTMENT OPERATIONS                 DISTRIBUTIONS
                                ----------------------------------------  ---------------------------------------------------
                                              Net           Total                        Distributions
                     NET ASSET  Net           Realized      Net Income    Distributions  from Net       Distributions
                     VALUE,     Investment    and           (Loss) from   from Net       Realized       in Excess
                     BEGINNING  Income        Unrealized    Investment    Investment     Gains on       of Realized   Total
                     OF YEAR    (Loss)        Gain (Loss)   Operations    Income         Investments    Gains         Distributions
Growth
Year Ended June 30,
1995                 $12.46      $0.01        $4.24         $4.25         $(0.02)        $(0.06)        $ -           $(0.08)
1996                  16.63       0.00         2.44          2.44          (0.01)         (0.54)          -            (0.55)
1997                  18.52       0.00         4.76          4.76           -             (2.86)          -            (2.86)
1998                  20.42       0.00         5.93          5.93           -             (4.38)          -            (4.38)
1999                  21.97       0.00         5.87          5.87           -             (4.96)          -            (4.96)
Value
Year Ended June 30,
1995                  11.33       0.21         2.62          2.83          (0.20)         (0.14)          -            (0.34)
1996                  13.82       0.20         3.13          3.33          (0.21)         (0.29)          -            (0.50)
1997                  16.65       0.19         5.10          5.29          (0.20)         (0.58)         (0.02)        (0.80)
1998                  21.14       0.28         5.29          5.57          (0.22)          -              -            (0.22)
1999                  26.49       0.19         1.43          1.62          (0.26)         (1.05)          -            (1.31)
International
Year Ended June 30,
1995                  12.02       0.18         0.60          0.78          (0.13)         (0.26)         (0.17)        (0.56)
1996                  12.24       0.19         1.47          1.66          (0.17)         (0.01)          -            (0.18)
1997                  13.72       0.33         2.67          3.00          (0.35)         (0.25)          -            (0.60)
1998                  16.12       0.26         0.76          1.02          (0.24)         (0.72)          -            (0.96)
1999                  16.18       0.21         0.88          1.09          (0.17)         (0.47)          -            (0.64)
Small Cap
(Commenced investment
operations on
November 1, 1995)
Period Ended June 30,
1996+                 10.00       0.05         1.22          1.27          (0.02)          -              -            (0.02)
1997                  11.25       0.06         3.18          3.24          (0.03)         (0.16)          -            (0.19)
1998                  14.30       0.03         3.17          3.20          (0.08)         (1.83)          -            (1.91)
1999                 $15.59      $0.01       $(2.96)       $(2.95)        $(0.02)        $(0.57)        $ -           $(0.59)


                                       44

                                                                              RATIOS TO AVERAGE NET ASSETS
                                                                          ----------------------------------------
                                                                                        Operating
                          NET ASSET     TOTAL                                           Expenses         Net
                          VALUE,        RETURN AT                                       Before           Investment        Portfolio
                          END OF        NET ASSET     Net Assets,         Operating     Voluntary        Income            Turnover
                          YEAR          VALUE1        End of Year         Expenses      Waiver           (Loss)            Rate
Growth
Year Ended June 30,
1995                      $16.63        34.21%        $374,592,700        0.87%         -                 0.13%            55.32%
1996                       18.52        14.96%         411,688,146        0.86%         -                (0.16%)           75.24%
1997                       20.42        28.57%         455,021,877        0.84%         -                (0.13%)           58.31%
1998                       21.97        33.44%         506,830,491        0.84%         -                (0.08%)           70.35%
1999                       22.88        30.56%         666,402,699        0.83%         -                (0.15%)           74.31%
Value
Year Ended June 30,
1995                       13.82        25.72%         212,678,363        0.89%         -                 1.95%            29.02%
1996                       16.65        24.49%         267,581,693        0.85%         -                 1.23%            17.04%
1997                       21.14        32.62%         373,673,368        0.85%         -                 1.06%             7.23%
1998                       26.49        26.51%         413,609,843        0.84%         -                 1.03%            10.14%
1999                       26.80         6.59%         427,233,476        0.84%         -                 0.71%            23.26%
International
Year Ended June 30,
1995                       12.24         6.70%         118,216,038        1.32%         -                 1.65%            29.47%
1996                       13.72        13.70%         157,627,409        1.31%         -                 1.64%            19.61%
1997                       16.12        22.50%         265,292,395        1.25%         -                 2.66%            13.16%
1998                       16.18         7.18%         284,056,103        1.22%         -                 1.76%            17.08%
1999                       16.63         7.21%         312,384,280        1.20%         -                 1.43%            15.31%
Small Cap
(Commenced investment
operations on
November 1, 1995)
Period Ended June 30,
1996+                      11.25        12.67%*++       45,692,712        0.88%+++     1.23%+++           0.75%+++         65.70%++
1997                       14.30        29.00%*         84,877,805        0.88%        0.98%              0.66%           104.45%
1998                       15.59        23.45%         136,303,463        0.90%         -                 0.29%           105.32%
1999                      $12.05       (19.07%)       $107,618,457        0.92%         -                 0.15%           121.53%


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.

+    Eight-month period ended June 30, 1996.

++   Not annualized

+++  Annualized

Financial Highlights

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE PERIOD)

                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS                   DISTRIBUTIONS
                                     ----------------------------------------  -------------------------------------------------
                                                  Net          Total                        Distributions
                          NET ASSET  Net          Realized     Net Income    Distributions  from Net       Distributions
                          VALUE,     Investment   and          (Loss) from   from Net       Realized       in Excess
                          BEGINNING  Income       Unrealized   Investment    Investment     Gains on       of Realized Total
                          OF YEAR    (Loss)       Gain (Loss)  Operations    Income         Investments    Gains       Distributions
Asset Allocation
Year Ended June 30,
1995                      $10.27     $0.38        $1.79        $2.17         $(0.38)        $(0.09)        $ -         $(0.47)
1996                       11.97      0.40         1.72         2.12          (0.40)         (0.81)          -          (1.21)
1997                       12.88      0.44         2.17         2.61          (0.44)         (0.53)          -          (0.97)
1998                       14.52      0.47         2.51         2.98          (0.47)         (1.38)          -          (1.85)
1999                       15.65      0.46         2.18         2.64          (0.46)         (1.02)          -          (1.48)
Fixed Income
Year Ended June 30,
1995                        9.80      0.58         0.50         1.08          (0.58)          -              -          (0.58)
1996                       10.30      0.58        (0.16)        0.42          (0.58)         (0.05)          -          (0.63)
1997                       10.09      0.64         0.19         0.83          (0.64)         (0.04)          -          (0.68)
1998                       10.24      0.64         0.29         0.93          (0.64)         (0.11)          -          (0.75)
1999                       10.42      0.58        (0.46)        0.12          (0.59)         (0.11)         (0.08)      (0.78)
Short-Term
Government Securities
Year Ended June 30,
1995                        9.77      0.51         0.03         0.54          (0.51)          -              -          (0.51)
1996                        9.80      0.53        (0.04)        0.49          (0.53)          -              -          (0.53)
1997                        9.76      0.53         0.02         0.55          (0.53)          -              -          (0.53)
1998                        9.78      0.56        (0.01)        0.55          (0.56)          -              -          (0.56)
1999                        9.77      0.47        (0.16)        0.31          (0.47)          -              -          (0.47)
Money Market
Year Ended June 30,
1995                        1.00      0.05          -           0.05          (0.05)          -              -          (0.05)
1996                        1.00      0.05          -           0.05          (0.05)          -              -          (0.05)
1997                        1.00      0.05          -           0.05          (0.05)          -              -          (0.05)
1998                        1.00      0.05          -           0.05          (0.05)          -              -          (0.05)
1999                       $1.00     $0.05        $ -          $0.05         $(0.05)        $ -            $ -         $(0.05)


                                       46

                                                                                  RATIO TO AVERAGE NET ASSETS
                                                                          -----------------------------------------
                                                                                        Operating
                          NET ASSET     TOTAL                                           Expenses         Net
                          VALUE,        RETURN AT                                       Before           Investment        Portfolio
                          END OF        NET ASSET     Net Assets,         Operating     Voluntary        Income            Turnover
                          YEAR          VALUE1        End of Year         Expenses      Waiver           (Loss)            Rate
Asset Allocation
Year Ended June 30,
1995                      $11.97        21.70%        $  77,745,018       1.11%         -                3.52%               18.27%
1996                       12.88        18.23%           96,889,348       1.04%         -                3.21%               38.25%
1997                       14.52        21.01%          128,884,756       0.99%         -                3.29%               27.73%
1998                       15.65        21.84%          171,833,566       0.92%         -                3.19%               27.90%
1999                       16.81        17.19%          241,512,121       0.89%         -                2.85%                5.80%
Fixed Income
Year Ended June 30,
1995                       10.30        11.48%           57,911,899       0.95%         -                5.94%              330.55%
1996                       10.09         4.12%          111,184,492       0.93%         -                5.65%              313.51%
1997                       10.24         8.39%          140,158,482       0.74%         -                6.32%              105.98%
1998                       10.42         9.32%          151,204,274       0.67%         -                6.16%              143.66%
1999                        9.76         1.07%          180,048,188       0.65%         -                5.77%              158.46%
Short-Term
Government Securities
Year Ended June 30,
1995                        9.80         5.71%           32,121,171      0.71%         -                 5.27%              256.44%
1996                        9.76         5.10%           51,755,317      0.66%         -                 5.37%               79.04%
1997                        9.78         5.81%           54,807,409      0.63%         -                 5.49%              183.73%
1998                        9.77         5.72%           60,236,281      0.60%         -                 5.67%              263.47%
1999                        9.61         3.27%           66,551,373      0.55%         -                 4.87%               66.64%
Money Market
Year Ended June 30,
1995                        1.00         5.27%*          79,585,753      0.39%         0.54%             5.24%               N/A
1996                        1.00         5.32%*          90,482,435      0.49%         0.54%             5.25%               N/A
1997                        1.00         5.14%          109,682,146      0.48%         -                 5.03%               N/A
1998                        1.00         5.40%          104,167,524      0.48%         -                 5.28%               N/A
1999                       $1.00         4.89%         $194,808,109      0.45%         -                 4.73%               N/A


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.



                                       47

OFFICERS AND TRUSTEES


OFFICERS AND TRUSTEES
         Gary M. Anna............Trustee
         William F. Bahl.........Trustee
         F. Lynn McPheeters......Trustee
         Dixie L. Mills..........Trustee
         Kenneth J. Zika.........Trustee
         David L. Bomberger......President
         Fred L. Kaufman.........Vice President & Treasurer
         Richard P. Konrath......Clerk

INVESTMENT ADVISER
         Caterpillar Investment Management Ltd.
         411 Hamilton Boulevard, Suite 1200
         Peoria, Illinois 61602-1104

DISTRIBUTOR
         Caterpillar Securities Inc.
         411 Hamilton Boulevard, Suite 1200
         Peoria, Illinois 61602-1104

CUSTODIAN
         State Street Bank & Trust Co.
         P.O. Box 1713
         Boston, MA 02101

TRANSFER AGENT AND INVESTOR SERVICES
         Boston Financial Data Services, Inc.
         The BFDS Building
         Two Heritage Drive
         Quincy, MA 02171

LEGAL COUNSEL
         Ropes & Gray
         One International Place
         Boston, MA 02110-2624

INDEPENDENT ACCOUNTANTS
         PricewaterhouseCoopers LLP
         160 Federal Street
         Boston, MA 02110

LOGO:
Preferred Group
The Preferred Group of Mutual Funds


For investors who want more information about Preferred Group Funds, the following documents are available upon request.

Annual Reports

   The annual and semiannual reports of The Preferred Group provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of Preferred Group Funds during the last fiscal year.

Statement of Additional Information (SAI)

   The SAI contains additional detailed information about The Preferred Group of Mutual Funds and is incorporated by reference into (and legally part of) this prospectus.

   Investors can receive free copies of these materials, request other information about the Funds and make shareholder inquiries by writing to: The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320; or calling The Preferred Group at 1-800-662-4769.


   You can obtain, for a fee, the reports of the Funds and SAI by writing to the SEC's Public Reference Room, Washington, D.C. 20459-6009. You can review and copy these records at the Public Reference Room. Call the SEC at 1-800-SEC-0330 for information on the operations of the Public Reference Room. You can get copies of this information for free on the SEC's Internet site at http://www.sec.gov.

                               The Preferred Group
                                 of Mutual Funds
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                                 1-800-662-4769



The Funds' Investment Company Act of 1940 file number is 811-06602.

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1999












This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 1, 1999, as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus and the annual and semi-annual reports of The Preferred Group may be obtained without charge from The Preferred Group of Mutual Funds, P.O. Box 8320, Boston, MA 02266-8320 or by calling 1-800-662-4769.

------------------------------------------------------------------
                         TABLE OF CONTENTS
------------------------------------------------------------------

DEFINITIONS......................................................1

INVESTMENT RESTRICTIONS..........................................1

OPTIONS AND FUTURES TRANSACTIONS.................................7

MISCELLANEOUS INVESTMENT PRACTICES..............................20

AMORTIZED COST VALUATION AND DAILY DIVIDENDS....................25

EXCHANGE PRIVILEGE..............................................26

HOW TO BUY......................................................27

HOW TO REDEEM...................................................27

HOW NET ASSET VALUE IS DETERMINED...............................28

CALCULATION OF YIELD AND TOTAL RETURN...........................30

PERFORMANCE COMPARISONS.........................................32

PERFORMANCE DATA................................................34

TAXES    .......................................................35

MANAGEMENT OF THE TRUST.........................................40

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS................51

OTHER SERVICES..................................................52

PORTFOLIO TRANSACTIONS..........................................53

ORGANIZATION AND CAPITALIZATION OF THE TRUST....................58

ADDITIONAL INFORMATION..........................................60

APPENDIX A......................................................61

APPENDIX B......................................................65

DEFINITIONS

"Asset Allocation Fund"               -        Preferred Asset Allocation
                                               Fund

"Distributor"                         -        Caterpillar Securities Inc.

"Fixed Income Fund"                   -        Preferred Fixed Income Fund

"Fund"                                -        any of the portfolios offered
                                               by The Preferred Group of
                                               Mutual Funds

"Growth Fund"                         -        Preferred Growth Fund

"International Fund"                  -        Preferred International Fund

"Manager"                             -        Caterpillar Investment
                                               Management Ltd.

"Money Market Fund"                   -        Preferred Money Market Fund

"1940 Act"                            -        Investment Company Act of
                                               1940

"Short-Term Government                -        Preferred Short-Term
 Securities Fund"                              Government Securities Fund

"Small Cap Fund"                      -        Preferred Small Cap Fund

"Subadviser"                          -        any subadviser of any of the
                                               Funds

"Trust"                               -        The Preferred Group of Mutual
                                               Funds

"Value Fund"                          -        Preferred Value Fund


INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

                  (1) Issue senior securities or borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts and short sales and collateral arrangements with respect to any of the foregoing, to the extent consistent with pronouncements of the Securities and Exchange Commission, are not deemed to be the issuance of a senior security.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) in connection with borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

                  (4) Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts except that the Growth, Value, International, Small Cap, Asset Allocation, Fixed Income, and Short- Term Government Securities Funds may purchase and sell futures contracts and related options.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 33 1/3% of its total assets.

                  (9) Invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Manager who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

                  (10) With respect to 75% of the total assets of each of the Funds, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.

                  (11) Acquire more than 10% of the voting securities of any issuer, both with respect to any Fund and to the Trust in the aggregate.

                  (12) Concentrate more than 25% of the value of its total assets in any one industry; except that the Money Market Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government Securities and repurchase agreements relating thereto do not constitute an "industry"; and the term "domestic banks" includes foreign branches of domestic banks only if, in the determination of the Manager or the relevant Subadviser, the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by the domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason).

                  (13) Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers' commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

         In addition, without the approval of a majority of the outstanding voting securities of the relevant Fund, no Fund will purchase securities the disposition of which is restricted under federal securities laws if, as a result, such investments would exceed 15% of the value of the net assets of such Fund, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable.

         In determining whether to invest in certificates of deposit or bankers' acceptances, the Money Market Fund will consider a variety of factors such as interest rates and the credit quality of the issuer.

         It is contrary to the Trust's present policy with respect to any Fund created under the Trust, which may be changed by the Trustees without shareholder approval, to:

                  (1) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

                  (2) Invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of a Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies, repurchase agreements relating thereto, CMOs or asset- backed securities. (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.)

                  (3) Write (sell) or purchase options except that each Fund other than the Short-Term Government Securities Fund and the Money Market Fund may (a) with respect to all or any part of its portfolio securities, write covered call options or covered put options and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased.

                  (4) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (5) Make investments for the purpose of gaining control of a company's management.

                  (6) Invest in certificates of deposit of any bank if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities (including certificates of deposit) of that bank, except that (i) the Money Market Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than 5% of its total assets in the securities (including certificates of deposit) of any bank and (ii) each other Fund may invest up to 25% of its total assets without regard to this restriction.

                  (7) Make any additional investment if, immediately after such investment, the Fund's outstanding borrowings of money would exceed 5% of the current value of the Fund's total assets.

                  (8) Purchase or sell real property (including real estate limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

                  (9) With respect to the Money Market Fund, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that the Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than 5% of its total assets in the securities (including certificates of deposit) of any bank. (Provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.)

                  (10) With respect to the Small Cap Fund, invest more than 25% of its assets in any combination of mortgage-backed securities, asset-backed securities and collateralized mortgage obligations.

                  (11) With respect to the Small Cap Fund, sell short securities valued, at the time of purchase, greater than 10% of its assets (excluding "covered" short sales, i.e. short sales of securities held by the Fund).

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the relevant Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the relevant Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  NOTE ON SHAREHOLDER APPROVAL

         Unless otherwise indicated, the investment policies and objectives of the Funds may be changed without shareholder approval.

OPTIONS AND FUTURES TRANSACTIONS (ALL FUNDS EXCEPT THE SHORT-TERM
GOVERNMENT SECURITIES FUND AND THE MONEY MARKET FUND)


         The Fixed Income Fund, to increase current return, may write covered call and covered put options on any security that it is eligible to purchase. For hedging purposes, it may (1) purchase call options on securities it expects to acquire, and put options on securities it holds, and (2) purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.


         The Growth, Value, International, Small Cap and Asset Allocation Funds may each: (1) purchase call and put options, and purchase warrants, on securities that they are eligible to purchase; (2) write covered call and covered put options on such securities; (3) buy and sell stock index options, stock index futures contracts, options on stock index futures contracts, currency futures contracts and options on currency futures contracts; and (4) write covered call and put options on stock indices. In addition, the Asset Allocation Fund may purchase and sell futures contracts on U.S. government securities and purchase and write options on such futures contracts.

         Use of options and futures transactions may accelerate or adversely impact the characterization of income to a Fund for federal tax purposes.

OPTIONS TRANSACTIONS

         No Fund will write options that are not "covered." A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund segregates cash, Treasury bills or other high grade obligations with a value equal to the exercise price with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by depositing cash or high grade obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         The Funds which may write options may do so in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at- the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

         No Fund may invest more than 5% of its assets in the purchase of put and call options.

         The extent to which each Fund will be able to write and purchase call and put options will also be restricted by the Trust's intention to qualify each Fund as a regulated investment company under the federal income tax law. See "Taxes."

         OTC OPTIONS. The staff of the Securities and Exchange Commission has taken the position that options purchased on the over-the-counter market ("OTC Options") and the assets used as "cover" for written OTC Options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a Fund, and that Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Securities and Exchange Commission staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Trust does not believe that OTC Options are generally illiquid, it has agreed that pending resolution of this issue, the Funds will conduct their operations in conformity with the views of the Securities and Exchange Commission staff.

FUTURES TRANSACTIONS

         FUTURES CONTRACTS. A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. A stock index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the Fund realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. A commission is also paid on each completed purchase and sale transaction. In addition, a Fund that purchases a futures contract will segregate liquid assets in an amount at least equal to the purchase price under the futures contract (less any margin on deposit). Alternatively, a fund that purchases a futures contract may cover the position by purchasing a put option on the same contract with a strike price as high or higher than the purchase price of the futures contract it covers.

         The Funds may engage in transactions in futures contracts and related options for purposes of reallocating a Fund's exposure to the equity or fixed income markets and also for the purpose of hedging against changes in the values of securities they own or intend to acquire. In the case of transactions entered into for purposes of reallocating a Fund's exposure to the equity or fixed income markets, the futures contracts may be used to expose a substantial portion of the Fund to equities and/or fixed income instruments to facilitate trading and/or to minimize transaction costs. Futures contracts will not be used to leverage the Fund. For example, in the case of the Asset Allocation Fund, if the Fund purchases futures contracts relating to equity securities (e.g., S&P 500 index futures), the face amount of the futures contracts plus the value of the Fund's equity securities will not exceed the Fund's net assets. Similarly, if the Fund purchases interest rate futures contracts, the face amount of the futures contracts plus the value of the Fund's fixed income securities will not exceed the Fund's net assets. In the case of transactions in futures contracts for hedging purposes, the Funds may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling portfolio securities and either reinvesting the proceeds in securities subject to lesser risk or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce a Fund's total return or, with respect to futures on fixed income securities, yield. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of securities. Employing futures as a hedge may also permit a Fund to assume a defensive posture without reducing its total return or yield.

         CALL OPTIONS ON FUTURES CONTRACTS. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of a futures contract, a Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

         PUT OPTIONS ON FUTURES CONTRACTS. The purchase of put options on a futures contract is similar in some respects to the purchase of put options on portfolio securities. Each Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declining stock market prices.

         A Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

         CURRENCY FUTURES AND RELATED OPTIONS. Each Fund (other than the Short-Term Government Securities and Money Market Funds) may invest in currency futures contracts and related options thereon to hedge its portfolio investments and to protect itself against changes in foreign exchange rates. A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract. The value of the option does not change and is reflected in the net asset value of the Fund.

         The Funds will write only covered put and call options on currency futures. This means that each such Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, the Funds reserve the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, the Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         STOCK INDEX FUTURES. The Growth, Value, International, Small Cap and Asset Allocation Funds may also purchase and sell United States and foreign stock index futures contracts and options thereon in order to reallocate their equity market exposure or to hedge themselves against changes in market conditions. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

         As indicated above, the Funds may engage in transactions in stock index futures contracts and related options for the purpose of reallocating a Fund's exposure to the equity markets and also for the purpose of hedging against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. If a transaction involves the purchase of stock index futures contracts (for example, in a transaction designed to increase a Fund's equity market exposure), the Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its custodian and/or in a margin account with a broker. Each Fund will cover any options it writes on stock index futures in the manner described above with respect to currency futures.

LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES

         No Fund will "over-hedge," that is, no Fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts. A Fund will not use futures contracts for leveraging purposes. Thus, when a Fund uses futures contracts to reallocate the Fund's exposure to equity (or fixed income) markets, that Fund will not maintain open long positions in stock index (or interest rate) futures contracts if, in the aggregate, the face amount of the contracts plus the Fund's equity (or fixed income) securities would exceed the Fund's net assets.

         A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

         No Fund may enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the market value of the Fund's total assets.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

         OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing sale transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Manager and Subadvisers may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

         FUTURES TRANSACTIONS. Investment by a Fund in futures contracts involves risk. In the case of hedging transactions, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         As noted above, a Fund may purchase futures contracts to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In the case of futures contracts purchased to increase a Fund's exposure to the equity (or fixed income) markets, the Fund could suffer a loss on the futures contracts similar to the loss which the Fund would have suffered if, instead, it had actually purchased equity or fixed income securities.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         The successful use of transactions in futures and related options also depends on the ability of the Manager or relevant Subadviser to forecast correctly the direction and extent of market and interest rate movements within a given time frame. In the case of hedging transactions, to the extent market prices or interest rates remain stable during the period in which a futures contract or related option is held by a Fund or such prices or rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

MISCELLANEOUS INVESTMENT PRACTICES

         LOWER-RATED SECURITIES. The Fixed Income Fund may invest up to 5% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), provided that the dollar-weighted average credit quality of its debt portfolio (excluding short-term investments) is at least A by either Moody's Investors Service, Inc. or Standard & Poor's. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A to this Statement for a description of security ratings.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's debt securities. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. In addition, the values of fixed income securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although CIML or the relevant Subadviser will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

         PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. These transactions may also result in the realization of taxable capital gains. As a result of the investment policies of the Funds, under certain market conditions their portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover rates in excess of 100% are generally considered to be high. For purposes of reporting portfolio turnover rates, all securities the maturities of which at the time of purchase are one year or less are excluded, so that it is expected that the policies of the Money Market Fund will result in a reported portfolio turnover rate of zero for that Fund, although it is anticipated that, like other funds with similar portfolios, it will change the securities in its portfolio frequently.

         FORWARD COMMITMENTS. As described in the Prospectus following the caption "General Policies and Risk Considerations-- Forward Commitments, When-Issued and Delayed Delivery Transactions," all of the Funds except the Money Market Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund either (i) holds, and segregates until the settlement date, liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Each Fund may simultaneously be obligated with respect to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") if that sale or forward commitment is coupled with an agreement by the Fund, including a forward commitment, to repurchase the security at a later date. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

         REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Manager (in the case of the Small Cap and Short-Term Government Securities Funds) and the Subadvisers (in the case of the other Funds), as appropriate, will monitor the creditworthiness of the counterparties.

         SECURITIES LOANS. Each Fund (other than the Money Market Fund) may make secured loans of its portfolio securities amounting to no more than 33 1/3% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager (in the case of the Small Cap and Short-Term Government Securities Funds) and the Subadvisers (in the case of the other Funds) to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

         WARRANTS. Each of the Growth, Value, International, Small Cap and Asset Allocation Funds may invest up to 5% of its total assets in warrants which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its assets are invested in warrants not listed on the New York or American Stock Exchanges.

         FOREIGN CURRENCY TRANSACTIONS. Each of the Funds (other than the Short-Term Government Securities and the Money Market Funds) may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

         A Fund may enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Second, when the Subadviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the

Fund's portfolio investments denominated in such foreign currency if the Fund either (i) holds, and segregates until the settlement date, liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting forward currency contract for the forward sale of securities of equal value that it owns. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Funds generally will not enter into a forward contract with a term of greater than one year. The Funds' ability to engage in forward contracts may be limited by tax considerations. The Funds may also engage in currency futures contracts and related options. See "Options and Futures Transactions: Currency Futures and Related Options."

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. As described in the text of the Prospectus following the caption "General Policies and Risk Considerations--Forward Commitments, When- Issued and Delayed Delivery Transactions," the Short-Term Government Securities Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required to either (i) segregate and maintain with the Fund's custodian cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Fund's when- issued or delayed delivery commitments or (ii) enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

AMORTIZED COST VALUATION AND DAILY DIVIDENDS

         The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, or in any event if the deviation exceeds .5%, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account at the end of each month. It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

EXCHANGE PRIVILEGE

         As described in the Prospectus under the caption "Exchanging and Redeeming Shares," a shareholder may exchange shares of any Fund for shares of any other Fund on the basis of their respective net asset values beginning 10 days after their purchase on any day the New York Stock Exchange is open. Orders for exchanges accepted by the Distributor prior to 4:00 p.m. (Eastern Time) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. (Eastern Time) on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to restrict exchanges to one purchase and redemption of shares in the same Fund during any 120-day period.

         The Trust reserves the right to modify or discontinue the exchange privilege at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance written notice to shareholders of any termination or material modification of the exchange privilege.

HOW TO BUY

         The procedures for purchase of Trust shares are summarized in the text of the Prospectus under the caption "How to Buy Shares." The Trust reserves the right to reject any purchase orders.

         Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order and, accordingly, orders received by an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after they are received by the authorized broker or the broker's authorized designee.

         In addition to the methods described therein, shares may be purchased through regular payroll deductions, provided that such deductions are available through the relevant employer. The minimum initial investment and minimum additional investment through regular payroll deduction is $50. For more information about purchasing Trust shares through regular payroll deductions, please call Investor Services at 1-800-662-4769.

HOW TO REDEEM

         The procedures for redemption of Trust shares are summarized in the text of the Prospectus under the caption "Exchanging and Redeeming Shares."

         The Trust may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         The Trust reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in any Fund falls below a specified level due to redemptions, currently set at $1,000. Shareholders will be notified and will have 60 days to bring the account up to the required level before any redemption action will be taken by the Trust. The Trust also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

HOW NET ASSET VALUE IS DETERMINED

         As described in the text of the Prospectus following the caption "Determination of Net Asset Value and Pricing," the net asset value of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities, options, futures and options on futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction, based on prices supplied by a broker, usually the option counterparty. Obligations having remaining maturities of 60 days or less and securities held in the Money Market Fund portfolio are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of the Fund's portfolio or, in the case of the Money Market Fund, in the daily computation of net income.

         As described in the Prospectus, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction. The fair value of any securities from time to time held by any Fund of the Trust for which no ready market exists is determined in accordance with procedures approved by the Trustees. The Trustees, however, are ultimately responsible for such determinations. The fair value of such securities is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case, and may include receiving a quote from a broker and the use of a pricing service. Consideration may also be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, such specific factors may also be considered as the cost of the investment, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government Securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

CALCULATION OF YIELD AND TOTAL RETURN

         YIELD OF THE MONEY MARKET FUND. The "Yield" of the Money Market Fund for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "Effective Yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned by the Fund for the base period.

         The Money Market Fund's Yield and Effective Yield will vary in response to fluctuations in interest rates. For comparative purposes the current and Effective Yields should be compared to current and effective yields offered by competing money market funds for that base period only and calculated by the methods described above.

         YIELDS OF THE ASSET ALLOCATION, FIXED INCOME AND SHORT-TERM GOVERNMENT SECURITIES FUNDS. Yields of these Funds will be computed by analyzing net investment income for a recent 30-day period and dividing that amount by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Funds' Yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's Yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' shares and to the relative risks associated with the investment objectives and policies of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in these Funds are specifically advised that the net asset value per share of each Fund will vary just as Yields for each Fund will vary. An investor's focus on the Yield to the exclusion of the consideration of the value of shares of that

Fund may result in the investor's misunderstanding the Total Return he or she may derive from that Fund.

         CALCULATION OF TOTAL RETURN. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $10,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $10,000 investment.

PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. Each Fund may from time to time include the Total Return of its shares in advertisements or in information furnished to present or prospective shareholders. Each of the Asset Allocation, Fixed Income and Short-Term Government Securities Funds may from time to time include the Yield and/or Total Return of its shares in advertisements or information furnished to present or prospective shareholders. The Money Market Fund may from time to time include its Yield and Effective Yield in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. as having the same investment objectives,(ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

         Performance information may be quoted numerically or may be presented in a graph, table or other illustration.

         Performance information may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance, including those listed below.

         EAFE INDEX. The Europe, Australia & Far East Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

         IBC'S MONEY FUND REPORT AVERAGE -- TAXABLE (COMMONLY KNOWN AS DONOGHUE'S TAXABLE MONEY MARKET FUND AVERAGE). An average of approximately 750 taxable money market funds published by IBC/Donoghue, Inc.

         LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of the U. S. Government and its agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities.

         LEHMAN BROTHERS LONG-TERM TREASURY INDEX. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years.

         MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index contains primarily all U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

         90-DAY TREASURY BILL INDEX. The index is calculated using a one-bill portfolio containing the most recently auctioned 90-day Treasury bill.

         RUSSELL 2000 INDEX. The index contains the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

         S&P 500 INDEX. The S&P 500 is the most common index for the overall U.S. stock market. It is comprised of 500 of the largest U.S. companies representing all major industries.

         SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX. The Index contains 5000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

         65% S&P INDEX/30% LEHMAN BROTHERS LONG-TERM TREASURY INDEX/5% 90-DAY TREASURY BILLS. The 65% S&P 500 Index/30% Lehman Brothers Long-Term Treasury Index/5% 90-day Treasury Bills is a benchmark representing a hypothetical portfolio 65% of which is invested in the S&P 500, 30% of which is invested in the Lehman Brothers Long-Term Treasury Index, and 5% of which is invested in 90-day Treasury Bills.

         From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in national publications including, but not limited to, the Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Manager or the Subadvisers who have portfolio management responsibility may also be used in the Funds' promotional literature.

PERFORMANCE DATA

         The manner in which Total Return and Yield of the Funds will be calculated for public use is described above. The following table summarizes the calculation of Total Return and Yield for the Funds, where applicable, (i) for the one-year period ended June 30, 1999, (ii) for the five-year period ended June 30, 1999 and (iii) since the commencement of operations (July 1, 1992 for all Funds other than the Small Cap Fund, and November 1, 1995 for the Small Cap
Fund) through June 30, 1999.

                                PERFORMANCE DATA
                                                                                         Average
                                                                                         Annual              Average
                                                                                          Total              Annual
                                                                  Average                Return               Total
                                                                   Annual                for the             Return
                                                                Total Return              Five-             from the
                                                                  for the                 Year            Commencement
                                      Current SEC             One-Year Period            Period           of Operations



                                      -34-


                                         Yield                     ended                  ended              through
      FUND                            AT 6/30/99+                 6/30/99                6/30/99             6/30/99
Growth                                    N/A                      30.56%                28.15%              23.19%
Value                                     N/A                       6.59%                22.86%              18.47%
International                             N/A                       7.21%                11.30%              11.04%
Small Cap                                 N/A                     -19.07%                  N/A               10.72%*
Asset Allocation                          N/A                      17.19%                19.98%              15.76%
Fixed Income                             6.19%                      1.07%                 6.81%               6.54%
Short-Term                               5.36%                      3.27%                 5.12%               4.67%
Government
Securities
Money Market                             4.56%                      4.89%                 5.20%**             4.51%**



*Performance for the Small Cap Fund would have been lower if an expense limitation had not been in effect. In the absence of this expense limitation, actual performance would have been 10.62% for the period since commencement of operations (November 1, 1995).

**Performance for the Money Market Fund would have been lower if a portion of the management fee had not been waived by the Manager during the period January 1, 1993 to October 31, 1995. In the absence of this limitation, actual performance would have been 4.45% for the five-year period and 5.13% for the period since commencement of operations (July 1, 1992).


+The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 6/30/99. The yield shown for the Money Market Fund is a seven-day current yield as of 6/30/99, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds. The Money Market Fund's seven-day effective yield as of June 30, 1999 was 4.66%.

TAXES

         The tax status of the Trust and the distributions which it may make are summarized in the Prospectus under the heading "Taxes."

         Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, each Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. To the extent such distributions exceed a shareholder's basis in the shares the distributions will be taxed to the shareholder as capital gain.

         HEDGING TRANSACTIONS. If a Fund engages in certain transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, constructive sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund engaging in such transactions will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions in foreign currencies) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Fund's remaining earnings and profits, and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Fund's transactions in foreign currency- denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. Current federal tax law requires the holder of a Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, so-called payment-in-kind securities give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payments in cash on the security during the year. Accordingly, each Fund that holds these kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. These distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from these liquidations. If a Fund realizes net capital gains from these transactions, its shareholders may receive a larger capital gain distribution than they would have received in the absence of these transactions.


         Since Funds which invest in zero-coupon securities will not receive cash interest payments thereon, to the extent shareholders of these Funds elect to take their distributions in cash, the relevant Fund may have to generate the required cash from the disposition of non-zero-coupon securities, or possibly from the disposition of some of its zero-coupon securities that it otherwise would have continued to hold.


         DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS. As described in the Prospectus, the Trust's policy is to distribute substantially all of the net realized capital gain, if any, of each Fund, after giving effect to any available capital loss carryover. Net realized capital gain for any Fund is the excess of net realized long-term capital gain over net realized short-term capital loss. Each Fund of the Trust is treated as a separate entity for federal income tax purposes and accordingly its net realized gains or losses will be determined separately, and capital loss carryovers will be determined and applied on a separate Fund basis. Each of the Funds distributes its net realized capital gains annually, although the Money Market Fund may distribute any net realized long-term capital gains more frequently if necessary in order to maintain a net asset value of $1.00 per share for the shares of that Fund.

         Sixty percent of any gain or loss realized by any Fund (i) from net premiums, from expired nonequity listed options and from closing purchase transactions, (ii) with respect to listed nonequity options upon the exercise thereof, and (iii) from transactions in certain foreign currency contracts, regulated futures contracts and nonequity listed options thereon generally will constitute long-term capital gains or losses and the balance will be short-term gains or losses.


         TAXATION OF SHAREHOLDERS. For federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gain (that is, net gains on securities held for not more than a year), including premiums from expired options and gains from any closing purchase transactions with respect to options written by the Trust for any Fund, are taxable to shareholders at ordinary income rates, whether received in cash or in additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as such (generally at a 20 percent rate for noncorporate shareholders), regardless of how long a shareholder has held his or her shares.

         All dividends and distributions of a Fund, whether received in shares or cash, are taxable for U.S. federal income tax purposes to the shareholder who receives them and must be reported by such shareholder on his or her federal income tax return. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes. A subsequent loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any long-term capital gain distribution made with respect to such shares.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         Annually, shareholders will receive information as to the tax status of distributions made by the Trust in each calendar year.

         The Trust is required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Trust is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Trust will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing relates to U.S. federal income taxation. Distributions only may also be subject to state and local taxes. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts.

         STATEMENTS AND REPORTS. You will receive a confirmation statement after every transaction that affects the share balance in any of your accounts.

         By January 31 of each year, The Preferred Group will send you the following reports which may be used to complete your U.S. income tax return:

FORM 1099-DIV              Reports taxable distributions during the
                           preceding calendar year.

FORM 1099-B                Reports redemption proceeds during the
                           preceding calendar year.

FORM 1099-R                Reports distributions from IRAs and 403(b)
                           plans during the preceding calendar year.

         By the end of February of each year, The Preferred Group will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding December 31, as well as a list of portfolio holdings as of that date.

         By the end of August each year, The Preferred Group will send you an annual report that includes audited financial statements for the fiscal year ending the preceding June 30, as well as a list of portfolio holdings as of that date.


MANAGEMENT OF THE TRUST

         Trustees and officers of the Trust and their principal occupations during the past five years are as follows:


NAME, ADDRESS AND AGE                   POSITION(S) HELD WITH THE               PRINCIPAL OCCUPATION(S) DURING
                                        TRUST                                   PAST 5 YEARS
F. Lynn McPheeters*, 57,                Trustee                                 Vice President and Chief
100 N.E. Adams Street                                                           Financial Officer, Caterpillar
Peoria, IL 61629-5330                                                           Inc., 1998 to present;
                                                                                Treasurer, Caterpillar Inc.,
                                                                                1996 to 1998; Executive Vice
                                                                                President, Caterpillar
                                                                                Financial Services Inc., 1990
                                                                                to 1996


David Bomberger, 44,                    President                               President and Director,
411 Hamilton Boulevard                                                          Caterpillar Investment
Peoria, IL  61602                                                               Management Ltd.; President and
                                                                                Director, Caterpillar Securities
                                                                                Inc., 1999  to present; Vice
                                                                                President,


                                      -40-

                                                                                Commercial Mortgages, Commercial
                                                                                Federal Bank, January 1999
                                                                                to May 1999; Senior Vice President,
                                                                                Treasurer and Chief Investment
                                                                                Officer, The Guarantee Life
                                                                                Companies, Inc., 1977 to 1998


Gary Michael Anna, 46,                  Trustee                                 Vice President, Business
1501 W. Bradley Avenue                                                          Affairs, Bradley University
Peoria, IL 61625

William F. Bahl, 48,                    Trustee                                 Chairman of the Board, Bahl &
212 E. Third Street                                                             Gaynor, Inc. (a registered
Suite 200                                                                       investment adviser)
Cincinnati, OH 45202


Kenneth J. Zika*, 52,                   Trustee                                 Treasurer, Caterpillar Inc.,
100 N.E. Adams Street                                                           1998 to present; Cost
Peoria, IL  61629-5330                                                          Management and Business
                                                                                Services Manager, Caterpillar
                                                                                Inc., 1997 to 1998; Business
                                                                                Resource Manager, Caterpillar
                                                                                Inc., 1994 to 1997


Dixie Louise Mills, 51,                 Trustee                                 Dean, College of Business,
Illinois State University                                                       Illinois State University
15 Williams Hall
Normal, IL 61790-5500

Fred L. Kaufman, 52,                    Vice President and Treasurer            Treasurer, Caterpillar
411 Hamilton Boulevard                                                          Investment Management Ltd.;
Peoria, IL  61602                                                               Treasurer and Director,
                                                                                Caterpillar Securities Inc.

Richard P. Konrath, 38,                 Clerk                                   Securities Counsel,
100 N.E. Adams Street                                                           Caterpillar Inc.
Peoria, IL 61629-5330

* Messrs. McPheeters and Zika are each "interested persons" (as defined in the 1940 Act) of the Trust, the Manager and the Distributor and, therefore, may benefit from the management fees paid to the Manager.

         The mailing address of each of the officers and Trustees is c/o the Trust, 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602.

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

         For the year ended June 30, 1999, Trustees other than those who are interested persons of the Manager received an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended. Effective July 1, 1999, Trustees other than those who are interested persons of the Manager receive an annual fee of $12,000 plus $2,500 for each Trustee's meeting attended. The table below shows the compensation paid to the Trust's Trustees and officers for the year ended June 30, 1999.

NAME OF PERSON,          AGGREGATE               PENSION OR              ESTIMATED ANNUAL         TOTAL
POSITION                 COMPENSATION FROM       RETIREMENT              BENEFITS UPON            COMPENSATION FROM
                         THE TRUST               BENEFITS ACCRUED        RETIREMENT               THE TRUST AND
                                                 AS PART OF FUND                                  FUND COMPLEX PAID
                                                 EXPENSES                                         TO TRUSTEES
Gary Michael             $16,000                 $0                      $0                       $16,000
Anna, Trustee
William F. Bahl,         $16,000                 $0                      $0                       $16,000
Trustee
Dixie Louise             $16,000                 $0                      $0                       $16,000
Mills, Trustee

         At the date of this Statement, the Trust believes that the officers and Trustees as a group own less than 1% of the outstanding shares of any Fund. As of September 30, 1999, the following entities were the recordholders of the following percentages of outstanding securities of the following Funds:

                                                PERCENTAGE OWNERSHIP
                                              AS OF SEPTEMBER 30, 1999
                         --------------------------------------------------------------
                         CATERPILLAR         CATERPILLAR     CATERPILLAR     PREFERRED
                         INVESTMENT          INC. SUPP-      INSURANCE       STABLE
                         TRUST               LEMENTAL        COMPANY         PRINCIPAL
                         401(K) PLAN         UNEMPLOY-       LTD.            COLLECTIVE
                                             MENT AND        INSURANCE       TRUST
                                             BENEFITS        RESERVES1
                                             GROUP
                                             INSURANCE
                                             TRUST A
                                             AND
                                             CATERPILLAR
                                             GROUP
                                             INSURANCE
                                             TRUST B
FUND                     % TOTAL             % TOTAL         % TOTAL         % TOTAL

Growth                   69.16%
Value                    70.53%                              5.96%
International            33.72%              37.94%
Small Cap                32.13%              50.97%          8.81%
Asset Allocation         44.17%              24.89%
Fixed Income             19.54%              17.95%                          49.85%
Short-Term Government
 Securities              29.11%              29.81%
Money Market             84.35%


1    Does not include 35.59% of the outstanding shares of the Short-Term
     Government Securities Fund held of record by American Bankers' Insurance
     Co. for the benefit of Caterpillar Insurance Company Ltd.

         To the extent either Caterpillar Investment Trust 401(k) Plan, Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A or Caterpillar Group Insurance Trust B, each a trust formed under the laws of Illinois for the benefit of employees of Caterpillar Inc., beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.


         The address of each of the recordholders listed above is 100 N.E. Adams Street, Peoria, Illinois 61629, except for Caterpillar Insurance Company Ltd., the address of which is 3322 West End Avenue, Nashville, Tennessee 37203-1031. As of September 30, 1999, the Trust believes that no other person, other than Marshall & Ilsley Trust Company, which owns of record 8.09% of the outstanding Shares of the Growth Fund, 11.49% of the outstanding shares of the Value Fund, 5.82% of the outstanding shares of the Fixed Income Fund, and 13.44% of the outstanding shares of the Asset Allocation Fund, owns beneficially more than 5% of the outstanding shares of any Fund.


THE MANAGER AND THE SUBADVISERS

         Under written Management Contracts between the Trust and the Manager with respect to each Fund, subject to such policies as the Trustees of the Trust may determine, the Manager, at its expense, will furnish continuously an investment program for the Trust and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions provided. In order to assist it in carrying out its responsibilities, the Manager has retained Subadvisers to render advisory services to each Fund other than the Small Cap Fund and the Short-Term Government Securities Fund.


         The Manager has advised the Funds since inception, and the Manager and its subsidiaries have provided investment advisory services to other entities since 1989. The Manager and the Subadvisers have managed assets for the Caterpillar Inc. $8.29 billion pension fund. The Manager currently manages more than $823 million of assets in various stock and bond portfolios for the Caterpillar Inc. pension fund, Caterpillar Insurance Company Ltd., Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B, and other Caterpillar Inc. subsidiaries. In addition, the Manager manages more than $285 million in pension plan assets in its pension group trust created in 1990 to serve the pension investment needs of Caterpillar Inc. dealers and suppliers. The Manager is a wholly-owned subsidiary of Caterpillar, Inc. Certain entities listed in Exhibit 21 to the most recent Annual Report or Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be affiliates of both the Manager and the Trust.


         Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager or the Subadvisers, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Trust or their other clients. In so doing, a Fund may incur greater brokerage commissions than it might otherwise pay.

         Each Fund pays the Manager a monthly Management Fee based on the average net assets of the Fund at the following annual rates:

                                                            ANNUAL PERCENTAGE OF
                  FUND                                       AVERAGE NET ASSETS
         Growth.................................................    .75%
         Value..................................................    .75
         International..........................................    .95
         Small Cap..............................................    .75
         Asset Allocation.......................................    .70
         Fixed Income...........................................    .50*
         Short-Term Government Securities.......................    .35
         Money Market...........................................    .30

* CIML's fee with respect to the Fixed Income Fund is paid at an annual rate equal to the lesser of (i) .50% of the average net assets of the Fixed Income Fund and (ii) the rate at which (A) the excess of (I) the fee paid by the Fixed Income Fund to CIML over (II) the fee paid by CIML to J.P. Morgan Investment Management Inc. ("Morgan") with respect to the Fixed Income Fund (see below) equals (B) the excess that would have existed under the advisory and subadvisory fee schedules in effect with respect to the Fixed Income Fund prior to November 1, 1996.

         For the fiscal years ended June 30, 1999, 1998, and 1997, the Funds paid to the Manager the following amounts as Management Fees pursuant to the relevant Management Contracts and, with respect to the Fixed Income Fund, a management contract in effect prior to November 1, 1996, under which the Manager was paid at the annual rate of .65% of average net assets:

                    Fund                                    Management Fees
                                                        Fiscal Year Ended June 30,
                                                 1999              1998             1997
                                                 ----              ----             ----

     Growth.............................      4,114,811         $3,631,767       $2,983,971
     Value..............................      2,963,545          2,912,039        2,331,391
     International......................      2,634,044          2,506,446        2,020,096
     Small Cap1.........................        843,965            918,583          507,435
     Asset Allocation  .................      1,453,421          1,023,199          773,756
     Fixed Income.......................        828,737            747,105          724,846
     Short-Term
       Government
       Securities.......................        222,980            199,653          187,517
     Money Market.......................        436,917            298,521          301,906


---------------------------

1    The Manager waived $69,005 in management fees during the fiscal year ended
     June 30, 1997.

         Under the Subadviser Agreement for each Fund between the Manager and the Subadviser for such Fund (the "Subadviser Agreements"), subject always to the control of the Trustees of the Trust, each Subadviser's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

         In performing their duties under the Subadviser Agreements, each Subadviser is subject to the control of the Trustees, the policies determined by the Trustees, the provisions of the Trust's Agreement and Declaration of Trust and By-laws and any applicable investment objectives, policies and restrictions in effect from time to time.

         The Management Contracts for all of the Funds and the Subadviser Agreements were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or the relevant Subadvisers). The Management Contracts and the Subadviser Agreements continue in force with respect to the relevant Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust, the Manager or the relevant Subadviser, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of that Fund. Each of the Management Contracts and the Subadviser Agreements automatically terminates on assignment, and each is terminable upon notice by the Trust. In addition, the Management Contracts may be terminated on not more than 60 days' notice by the Manager to the Trust, and the Subadviser Agreements may be terminated upon 60 days' notice by the Manager or 90 days' notice by the Subadviser.

         The Trust pays, in addition to the Management Fees described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Trust, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of the Trust's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         THE SUBADVISERS. In order to assist it in carrying out its responsibilities, the Manager has retained various Subadvisers to render advisory services to the Funds, under the supervision of the Manager and the Trust's Trustees. The Manager pays the fees of each of the Subadvisers. The fee paid to the Subadvisers (other than Morgan, with respect to the Money Market
Fund) is based on the Fund assets managed or advised by such Subadviser (the "Fund Assets") together with any other assets managed or advised by the Subadviser, at the time the Subadviser Agreement was entered into or as agreed by CIML and the Subadviser, relating to Caterpillar Inc. or any of its affiliates (other than the Money Market Fund). (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated by applying the average quarterly net asset value, as of the last business day of each month in the calendar quarter, of the Combined Assets to the annual rates for each Subadviser (other than Morgan, with respect to the Money Market Fund), as set forth below. This amount is then adjusted based upon the ratio of Fund Assets to Combined Assets. The subadvisory fee paid to Morgan with respect to the Money Market Fund is based solely on the average net assets of the Fund.


         Oppenheimer Capital ("Oppenheimer") is a Delaware general partnership formed on July 1, 1987. Its address is 1345 Avenue of the Americas, New York, New York 10105. Oppenheimer Capital is an indirect subsidiary of PIMCO Advisors LP, a registered investment advisor with over $200 billion in assets under management through its various subsidiaries. Oppenheimer provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. The Manager pays Oppenheimer for its subadvisory services with respect to the Value Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $50 million of Combined Assets, 0.375% of the next $50 million of Combined Assets and 0.25% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998, and 1997, Oppenheimer earned $1,062,291, $1,051,909 and $875,258, respectively, in subadvisory fees.

         Jennison Associates LLC("Jennison") provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. The Manager pays Jennison for its subadvisory services with respect to the Growth Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $10 million of Combined Assets, 0.50% of the next $30 million of Combined Assets, 0.35% of the next $25 million of Combined Assets, 0.25% of the next $335 million of Combined Assets, 0.22% of the next $600 million of Combined Assets and 0.20% of Combined Assets in excess of $1 billion. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998 and 1997, Jennison earned $1,322,151, $1,185,328 and $994,791, respectively, in subadvisory fees with respect to the Growth Fund.

         Mellon Capital Management Corporation ("Mellon"), a Delaware corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon was founded in 1983 and as of June 30, 1999, manages over $82.6 billion in funds. Mellon is a wholly-owned, indirect subsidiary of Mellon Bank Corporation, Pittsburgh, Pennsylvania, a bank holding company which engages in the businesses of retail banking, wholesale banking, and service products. Mellon serves as an investment adviser and manager for institutional clients. The Manager pays Mellon for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $200 million of Combined Assets and 0.20% of Combined Assets in excess of $200 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998, and 1997, Mellon earned $287,483, $215,940 and $169,192, respectively, in subadvisory fees.


     PanAgora Asset Management, Inc.'s ("PanAgora") principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Fifty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Putnam Investments, an investment advisory firm. PanAgora currently provides asset allocation, indexing and related investment advisory services to a variety of endowment funds, pension accounts, other institutions and investment companies, with total assets under management in excess of $16 billion. The Manager pays PanAgora for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $10 million of Combined Assets, 0.40% of the next $40 million of Combined Assets, 0.20% of the next $50 million of Combined Assets and 0.10% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998, and 1997 PanAgora earned $134,213, $94,155 and $77,664, respectively, in subadvisory fees.


         Mercator Asset Management, L.P. provides investment advice to mutual funds and other entities. Its principal place of business is 2400 East Commercial Blvd., Ft. Lauderdale, Florida 33308. Mercator Asset Management, L.P. is a limited partnership a minority portion of the limited partnership interest in which is owned by The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. The Manager pays Mercator Asset Management, L.P. for its subadvisory services with respect to the International Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $50 million of Combined Assets, 0.60% of the next $250 million of Combined Assets, and 0.45% of Combined Assets in excess of $300 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998, and 1997 Mercator Asset Management L.P. earned $1,408,160, $1,356,689 and $1,165,898, respectively, in subadvisory fees.

         Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, an international financial services corporation. The Manager pays Morgan for its subadvisory services with respect to the Money Market Fund a fee computed and paid quarterly at the annual rate of 0.15% of the average quarterly net assets, as of the last business day of each month in the calendar quarter, of the Money Market Fund. The Manager pays Morgan for its subadvisory services with respect to the Fixed Income Fund a fee computed and paid quarterly at the annual rate of 0.25% of the first $75 million of Combined Assets, 0.225% of the next $75 million of Combined Assets, 0.175% of the next $150 million of Combined Assets, 0.125% of the next $100 million of Combined Assets, and 0.10% of Combined Assets in excess of $400 million. The Manager paid Morgan for its subadvisory services with respect to the Short Term Government Securities Fund a fee computed and paid quarterly at the annual rate of 0.50% of the first $10 million of Combined Assets, 0.40% of the next $40 million of Combined Assets, 0.20% of the next $50 million of Combined Assets, and 0.10% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998, and 1997, pursuant to the subadvisory agreement described above and a subadvisory agreement in effect prior to November 1, 1996, under which Morgan was paid quarterly at the annual rate of 0.30% of the average quarterly net assets of the Fixed Income Fund, as of the last business day of each month in the calendar quarter, of the first $75 million of such assets, 0.25% of the next $75 million of such assets, 0.22% of the next $150 million of such assets, and 0.15% of such assets in excess of $300 million, Morgan earned $211,272, $186,150 and $240,532, respectively, in subadvisory fees with respect to the Fixed Income Fund. The Manager has informed the Trust that for the fiscal years ended June 30, 1999, 1998, and 1997, Morgan earned $226,084, $134,077 and $143,165, respectively, in subadvisory fees with respect to the Money Market Fund. In addition, the Manager has informed the Trust that for the fiscal year ended June 30, 1998, Morgan earned $41,022 in subadvisory fees with respect to the Short Term Government Securities Fund. Morgan is no longer the subadviser to the Short-Term Government Securities Fund.


         Each of the Subadvisers also serves as investment adviser to certain separate accounts with minimum balances ranging from $10 million to $50 million. Jennison has informed the Trust that its separate account minimum balance is typically $50 million.

         The Subadvisers are registered as investment advisers with the Securities and Exchange Commission. This registration does not involve supervision of management or investment policy by any federal agency.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

The Trust's independent accountants are PricewaterhouseCoopers LLP,160 Federal Street, Boston, MA 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Trust, assists in the preparation of each Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial statements included in the Trust's Annual Report for the period ended June 30, 1999, filed electronically on August 30, 1999 (File No. 811-06602) are incorporated by reference into this Statement of Additional Information.


OTHER SERVICES

         CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, MA 02101, is the custodian for all Funds of the Trust. As such, State Street holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Trust. Upon instruction, State Street receives and delivers cash and securities of the Trust in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Trust. In addition, State Street has contracted with various foreign banks and depositories to hold portfolio securities outside of the United States on behalf of certain of the Funds. State Street also calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Funds of the Trust.

         TRANSFER AGENT. Boston Financial Data Services, Inc., The BFDS Building, Two Heritage Drive, Quincy, MA 02171, acts as the Trust's transfer agent and dividend disbursing agent.

         DISTRIBUTOR. Caterpillar Securities Inc. ("CSI"), a wholly- owned subsidiary of CIML, is the Trust's principal underwriter. CSI is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders therefor. Except as noted in the Prospectus, the Trust's shares are distributed in a continuous offering.


PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Manager and the Subadvisers are made with a view to achieving their respective investment objectives. The Manager and the Subadvisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Manager or the relevant Subadviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. In the United States and certain foreign countries, such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of portfolio securities for the Money Market Fund will be with the issuer or with major dealers in money market instruments acting as principals. Accordingly, it is not anticipated that the Short- Term Government Securities or Money Market Funds will pay significant brokerage commissions. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

         When the Manager or a Subadviser places orders for the purchase and sale of portfolio securities for a particular Fund and buys and sells securities for such Fund it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager or the relevant Subadviser, as the case may be, intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or the relevant Subadviser, as the case may be, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager and the Subadvisers may receive research, statistical and quotation services from many broker-dealers with which the Trust's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager or the Subadvisers in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust or any particular Fund. The fees paid to the Manager and the Subadvisers are not reduced because they receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Management Contracts and the Subadviser Agreements, the Manager and the Subadvisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Securities Exchange Act of 1934) to the Manager or the Subadvisers an amount of disclosed commission for effecting a securities transaction for a Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The authority of the Manager and the Subadvisers to cause the Funds to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.


         The aggregate brokerage commissions paid by the Funds during the fiscal years ended June 30, 1999, 1998, and 1997 are set forth below:


FISCAL YEAR ENDED JUNE 30, 1999:

                                                        AGGREGATE BROKERAGE
         FUND                                               COMMISSIONS

         Growth                                                    $611,267
         Value                                                      211,496
         International                                              216,816
         Small Cap                                                  602,826
         Asset Allocation                                             2,961
         Fixed Income                                                     0
         Short-Term Government Securities                                 0
         Money Market                                                     0

FISCAL YEAR ENDED JUNE 30, 1998:

                                                        AGGREGATE BROKERAGE
         FUND                                               COMMISSIONS

         Growth                                                    $613,345
         Value                                                       55,691
         International                                              279,567
         Small Cap                                                  497,411
         Asset Allocation                                             1,437
         Fixed Income                                                     0
         Short-Term Government Securities                                 0
         Money Market                                                     0

FISCAL YEAR ENDED JUNE 30, 1997:

                                                        AGGREGATE BROKERAGE
         FUND                                                COMMISSIONS

         Growth                                                    $465,218
         Value                                                       67,421
         International                                              326,670
         Small Cap                                                  322,594
         Asset Allocation                                             4,457
         Fixed Income                                                     0
         Short-Term Government Securities                                 0
         Money Market                                                     0



         The Funds may from time to time place orders for the purchase or sale of securities with brokers that may be affiliated with the Manager or a Subadviser. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and could not be dependent upon the fact that such brokers are affiliates of the Manager or a Subadviser. With respect to orders placed with affiliated brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal year ended June 30, 1999, the Growth Fund placed orders for the purchase or sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan. These brokerage transactions are set forth below:

FISCAL YEAR ENDED JUNE 30, 1999


                                                % OF FUND'S      % OF FUND'S
                                AMOUNT OF       AGGREGATE        AGGREGATE
             AFFILIATED         BROKERAGE       BROKERAGE        DOLLAR AMOUNT
FUND           BROKER           COMMISSIONS     COMMISSIONS      OF TRANSACTIONS

Growth Fund   J.P. Morgan
             Securities, Inc.       $52,788           8.64%                6.88%


         During the fiscal year ended June 30, 1998, the Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., and Oppenheimer & Co., Inc., an affiliate of Oppenheimer, and the Value Fund placed orders for the purchase and sale of securities with Oppenheimer & Co. These brokerage transactions are set forth below.

FISCAL YEAR ENDED JUNE 30, 1998


                                                               AMOUNT OF
                                      AFFILIATED               BROKERAGE
FUND                                    BROKER                 COMMISSIONS

Value Fund                            Oppenheimer               $8,115
                                      & Co.

Growth Fund                           J.P. Morgan               14,518
                                      Securities,
                                      Inc.

                                      Oppenheimer                4,061
                                      & Co.

         During the fiscal year ended June 30, 1997, the Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan, and Oppenheimer & Co., Inc., an affiliate of Oppenheimer, the Value Fund placed orders for the purchase and sale of securities with Oppenheimer & Co., and the International Fund placed orders for the purchase and sale of securities with J.P. Morgan. These brokerage transactions are set forth below.


FISCAL YEAR ENDED JUNE 30, 1997

                                                           AMOUNT OF
                               AFFILIATED                  BROKERAGE
FUND                             BROKER                    COMMISSIONS

Growth Fund                    J.P. Morgan                 $ 5,835
                               Securities, Inc.

                               Oppenheimer                 $ 3,906
                               & Co., Inc.

Value Fund                     Oppenheimer                 $12,316
                               & Co., Inc.

International
Fund                           J.P. Morgan                 $   322
                               Securities, Inc.


ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated November 19, 1991. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust's fiscal year ends on June 30.

         The Preferred Group has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares which, in turn, may be subdivided into an unlimited number of classes of shares. The Preferred Group currently consists of eight series of shares, each series of which represents interests in a separate Fund. Each Fund is an open-end diversified management investment company. The Funds' shares are not currently divided into classes.

         Shares of the Trust are each entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote by individual

Fund on all matters except (i) when required by the law, shares shall be voted as a single class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds affected shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he is or was a shareholder would be unable to meet its obligations.

ADDITIONAL INFORMATION

         RETIREMENT PLAN SERVICES. The Preferred Group of Mutual Funds was developed with an employee benefit perspective in mind. For individual participants in employer-sponsored retirement plans, The Preferred Group provides a flexible and diversified range of investment choices. Employers may enhance their current plans by adding one or more of the funds. If a plan is built around The Preferred Group and offers all or most of the funds, two additional benefits are available: award-winning communication materials and a 404(c) compliance program.

         For more comprehensive services, The Preferred Group Retirement Plan Services offers a turnkey 401(k) service with support from plan design and enrollment to investment information, employee account information, recordkeeping, trusteeship, administration, compliance and more. In addition, several arrangements featuring world-class third-party administrators and trustees are available for retirement plans desiring an unbundled approach.

         IRAs and a direct rollover program are available to employees leaving a retirement plan.

         INVESTMENT ADVISERS. The Preferred Group brings to the mutual fund marketplace the highly respected institutional investment advisers who service the Caterpillar pension fund and who have demonstrated consistently superior long-term performance. Collectively, they manage over $400 billion in assets. Most were not previously available to institutions or individuals in a no-load mutual fund. The Manager has represented to the Trust that the Funds' expense ratios are competitive and believes that they are typically below average for each Fund's Morningstar category.

         CONTACT INFORMATION. The funds are available for a wide variety of institutional and retail applications, including endowments, foundations, corporations, insurance reserves and personal investing. Investors may contact The Preferred Group of Mutual Funds directly at (800) 662-4769. Institutional investors may call (309) 675-8147.

                                                                      APPENDIX A

TAX EXEMPT BOND, CORPORATE BOND AND COMMERCIAL PAPER RATINGS

TAX EXEMPT AND CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND
RATINGS:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB-B-CCC-CC-C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS OF COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

         Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured. Issuers rated Prime-1 and Prime-2 categories are judged to be investment grade.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

         Standard & Poor's describes its highest ("A") rating for commercial paper as follows, with numbers 1, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB". The issuer should be well-established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

                                                                      APPENDIX B

                  DESCRIPTION OF MONEY MARKET FUND INVESTMENTS

         OBLIGATIONS BACKED BY FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT -- are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

         OTHER U.S. GOVERNMENT OBLIGATIONS -- are bills, certificates of indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

         REPURCHASE AGREEMENTS -- are agreements by which a Fund purchases a U.S. Treasury or agency obligation and obtains a simultaneous commitment from the seller (a domestic commercial bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

         CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

         BANKERS' ACCEPTANCES -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are term "accepted" when a bank guarantees their payment at maturity.

         EURODOLLAR OBLIGATIONS -- obligations of foreign branches of U.S.

banks.

         YANKEEDOLLAR OBLIGATIONS -- obligations of domestic branches of foreign banks.

         COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

         CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance longer term credit needs.

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                            PART C. OTHER INFORMATION

Item 23.          EXHIBITS

         (a)(1). Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (a)(2).  Amendment No. 1 to Agreement and Declaration of
                  Trust -- incorporated by reference to Post-
                  Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (a)(3).  Amendment No. 2 to Agreement and Declaration of
                  Trust -- incorporated by reference to Post-
                  Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (a)(4).  Amendment No. 3 to Agreement and Declaration of
                  Trust -- incorporated by reference to Post-
                  Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (a)(5).  Amendment No. 4 to Agreement and Declaration of
                  Trust -- incorporated by reference to Post-
                  Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (b).     By-laws -- incorporated by reference to Post-
                  Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (c).     Portions of the Registrant's Agreement and
                  Declaration of Trust and By-laws pertaining to shareholder's rights -- incorporated by reference to Post-Effective Amendment No. 11 to the
                  Registrant's Registration Statement.

         (d)(1). Form of Management Contract between The Preferred Group of Mutual Funds (the "Trust") and

                  Caterpillar Investment Management Ltd. (the
                  "Manager" or "CIML") with respect to the Preferred Growth Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (d)(2). Form of Management Contract between the Trust and the Manager with respect to the Preferred Value
                  Fund -- incorporated by reference to Post-
                  Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (d)(3). Form of Management Contract between the Trust and the Manager with respect to the Preferred
                  International Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the
                  Registrant's Registration Statement.

         (d)(4). Form of Management Contract between the Trust and the Manager with respect to the Preferred Small Cap Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (d)(5). Form of Management Contract between the Trust and the Manager with respect to the Preferred Asset
                  Allocation Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the
                  Registrant's Registration Statement.

         (d)(6). Form of Management Contract between the Trust and the Manager with respect to the Preferred Fixed Income Fund -- incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement.

         (d)(7). Form of Management Contract between the Trust and the Manager with respect to the Preferred Short-Term Government Securities Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (d)(8). Form of Management Contract between the Trust and the Manager with respect to the Preferred Money Market Fund -- incorporated by reference to Post-

                  Effective Amendment No. 11 to the Registrant's Registration Statement.

         (d)(9). Form of Subadviser Agreement between the Manager and Jennison Associates Capital Corp. ("Jennison") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (d)(10). Form of Subadviser Agreement between the Manager and Oppenheimer Capital ("Oppenheimer") -- incorporated by reference to Post-Effective
                  Amendment No. 11 to the Registrant's Registration
                  Statement.

         (d)(11). Form of Subadviser Agreement between the Manager and Mercator Asset Management, L.P. ("Mercator") -
                  - incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (d)(12). Form of Subadviser Agreement between the Manager and Mellon Capital Management Corporation
                  ("Mellon") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's
                  Registration Statement.

         (d)(13). Form of Subadviser Agreement between the Manager and PanAgora Asset Management, Inc. ("PanAgora") -
                  - incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (d)(14). Form of Subadviser Agreement between the Manager and J.P. Morgan Investment Management Inc. ("Morgan") with respect to the Preferred Fixed Income Fund -- incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement.

         (d)(15). Form of Subadviser Agreement between the Manager and Morgan with respect to the Preferred Money Market Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (e). Form of Distributor's Contract between the Trust and Caterpillar Securities Inc. -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement

         (f).     None.

         (g). Form of Custodian Contract between the Trust and State Street Bank and Trust Company ("State Street") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (h). Form of Transfer Agency and Service Agreement between the Trust and State Street -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.


         (i).     Opinion and Consent of Ropes & Gray --
                  incorporated by reference to Post-Effective
                  Amendment No. 11 to the Registrant's Registration Statement and filed herewith.


         (j).     Consent of PricewaterhouseCoopers LLP.

         (k).     None.

         (l). Form of Initial Capital Agreement -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

         (m).     None.

         (n).     None.


         (o). Power of Attorney -- incorporated by reference to Post-Effective Amendment No. 15 to the
                  Registrant's Registration Statement.


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT

         The Registrant may be deemed to be controlled by Caterpillar Inc., a Delaware corporation, which owns 100% of the outstanding voting securities of CIML and Caterpillar Insurance Company Ltd., each of which may be deemed to control one or more series of the Registrant, and for the benefit of the employees of which Caterpillar Investment Trust 401(k) Plan, Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B, which may be deemed to control one or more series of the Registrant, were established. To the extent any of these entities may be deemed to control the Registrant, the various entities listed in Exhibit 21 to the most recent Annual Report on Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be under common control with the Registrant.

Item 25.          INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

         SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered

Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.


         SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

                                      * * *

         The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                                      * * *

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) The Manager is the investment adviser to the Trust and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The directors and officers of the Manager have been engaged during the last two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the Manager or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of the Trust. The address of the Manager, its corporate affiliates and the Trust is 411 Hamilton Boulevard, Peoria, Illinois 61629.

NAME AND POSITION
WITH MANAGER

David Bomberger
    President, Director

Robert C. Frantz
    Vice President, Director

Richard P. Konrath
    Clerk

Fred L. Kaufman
    Treasurer

         (b) Jennison is the subadviser to the Preferred Growth Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Jennison is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                       BUSINESS AND
WITH JENNISON                           OTHER CONNECTIONS


Lisa Beach
     Assistant Vice President           None

Blair Boyer
     Senior Vice President,
     Director                           None

Cecilia Brancato
     Senior Vice President,             None
     Director

Mindy Newman Brian
     Vice President                     None

Erik Brown
     Vice President                     None

Kevin Cantor
     Vice President                     None

David Chan
     Senior Vice President,             None
     Director

Mark DeFranco
     Vice President                     Prior to December 1998,
                                        Equity Analyst and Portfolio
                                        Manager, Pomboy Capital
Michael Del Balso
     Executive Vice President &         None
     Director of Equity
     Research, Director

Thomas Doyle
     Executive Vice President,          None
     Director

Joseph Ferrugio
     Senior Vice President,             None
     Director

Annlois Freedman
     Senior Vice President              None

Brian Gillot
     Vice President                     Prior to September 1998,
                                        Equity Analyst, Soros Fund
                                        Management
Bradley Goldberg
     Executive Vice President,          None
     Director

Kathleen Hausner
     Vice President                     None

John Hobbs                              None

     Chairman & Chief Executive
     Officer, Director                  None

Caroline Hovey
     Vice President                     None

Mirry Hwang
     Vice President, Assistant
     Secretary                          None

James Kannry
     Executive Vice President,
     Director                           None

Richard Klemmer
     Vice President                     None

Karen Kohler
     Administrative Officer,
     Chief Compliance Officer,
     Treasurer, Secretary,
     Director                           None

Jonathan Longley
     Executive Vice President,
     Director                           None

Paul Lowenstein                         Chief Administrative Officer
     Director                           of Prudential Investments

Kathleen McCarragher
     Executive Vice President &         Prior to May 1998, Managing
     Domestic Growth Equity             Director and Director of
     Investment Strategist,             Large Cap. Equities, Weiss,
     Director                           Peck & Greer


Katharine Gleason Madigan
     Vice President                     None

Philip H.B. Moss
     Executive Vice President,
     Director                           None

Charlene Parrish
     Assistant Vice President           None

Eric Philo
     Senior Vice President,
     Director                           None

Michele Polansky
     Assistant Vice President           None

Peter Reinemann
     Senior Vice President,             None
     Director

Stephen Rentschler
     Assistant Vice President           None

Charles Ringhel
     Senior Vice President              None

Seth Robbins
     Vice President                     Prior to August 1998,
                                        Portfolio Manager, John
                                        Hancock Advisors

Nicolas Rubinstein
     Vice President                     None

Rosemary Sammarco
     Senior Vice President              None

Spiros Segalas
     President & Chief
     Investment Officer,
     Director                           None

Kerry Shanley
     Vice President                     None

Jeffrey Siegel
     Executive Vice President           Prior to June 1999, Managing
                                        Director, Portfolio Manager,
                                        College Retirement & Equity
                                        Fund
Leya Strauss
     Vice President, Assistant
     Treasurer                          None

Adam Susser
     Vice President                     None

Andrew Tucker
     Vice President                     None

Chris Vatis
     Vice President                     None

Michael Wilburn
     Vice President                     None

Stephanie Willis
     Vice President                     None

Thomas Wolfe
     Senior Vice President              Prior to February 1999,
                                        Senior Portfolio Manager,
                                        Director of Fixed Income
                                        Credit Research of N&B
                                        Management, an affiliate of
                                        Neuberger Berman,LLC

     The principal business address of Prudential Investments is 751 Broad Street, Newark, New Jersey 07102.


         (c) Oppenheimer Capital is the subadviser to the Preferred Value Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Oppenheimer Capital is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                       BUSINESS AND
WITH OPPENHEIMER                        OTHER CONNECTIONS

Robert J. Bluestone
    Managing Director
                                        None
Charles H. Brunie
    Chairman Emeritus
                                        None
Mark Degenhart
    Vice President                      Director of Research,
                                           Palisade Capital Management
Linda S. Ferrante
    Managing Director
                                        None
Herbert S. Fitz Gibbon, II
    Managing Director
                                        None

Richard J. Glasebrook, II
    Managing Director
                                        None

Colin J. Glinsman
    Chief Investment Officer            None

Louis P. Goldstein
    Senior Vice President               None

Jonathan K. Greenberg
    Senior Vice President               None

Matthew Greenwald
    Senior Vice President               None

Alan Gutman
    Senior Vice President               None

Vikki Y. Hanges
    Senior Vice President               None

Joseph M. LaMotta
    Chairman Emeritus                   None

Frank A. Lecates, Jr.
    Managing Director, Director
    of Research                         None

John G. Lindenthal
    Managing Director                   None

James McCaughan
    Chief Operating Officer             President, UBS Brinson
                                        (formerly UBS Asset
                                        Management)(New York), Inc.
                                        prior to May 1998

Timothy McCormack
    Senior Vice President               None

William P. McDaniel
    Managing Director                   None

Kenneth H. Mortenson
    Managing Director                   None

Julius A. Nicolai
    Managing Director                   None

Nancy O. Preiss
    Senior Vice President               None

John Rowley
    Vice President                      None

Philip T. Rodilosso
    Managing Director                   None

David G. Santry
    Senior Vice President               None

Thomas Scerbo
    Senior Vice President               None

Jeffrey Tarnoff
    Senior Vice President               None

Robert Urquhart
  Senior Vice President                 Managing Director,
                                        Pilgrim Baxter & Associates

Jeffrey Whittington
    Senior Vice President               None

Sturgis Woodberry
    Vice President                      None

         The principal business address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 10105.

         The principal business address of UBS Brinson is 209 South LaSalle Street, Chicago, IL 60604.

         The principal business address of Palisade Capital Management is 1 Bridge Plaza, Fort Lee, NJ 07024.

         The principal business address of Pilgrim Baxter & Associates is 825 Duportail Road, Wayne, PA 19087.

         (d) Mercator is the subadviser to the Preferred International Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Mercator is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:



NAME AND POSITION                       BUSINESS AND
WITH MERCATOR                           OTHER CONNECTIONS

John G. Thompson
    President, JZT Corp.,
    General Partner                     None

Peter F. Spano
    President, PXS Corp.,
    General Partner                     None

Kevin J. Shaver
    President, KXS Corp.,
    General Partner                     None

Michael A. Williams
    President, MXW Corp.,
    General Partner                     Sole Stockholder, Director
                                        and Officer of Newbrook,
                                        Inc. and affiliated
                                        companies, which own and
                                        manage commercial real estate
                                        (leased to unaffiliated businesses).

         The principal business address of Newbrook, Inc. is 401 The Hill, Suite 201, Portsmouth, New Hampshire 03801.

         (e) Mellon is a subadviser to the Preferred Asset Allocation Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.


         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Mellon is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                       BUSINESS AND
WITH MELLON                             OTHER CONNECTIONS

Bernedette L. Bolger
    Senior Vice President, Chief
    Counsel                             None

Christine Carr Smith
    Vice President, Director of
    Compliance and Risk                 Officer of Mellon Bank, N.A.

Management

Christopher M. Condron
    Director President and CEO of The Dreyfus Corporation; Director of Certus Asset Advisors
                                        Corporation; Trustee of
                                        Laurel Capital Advisors;
                                        President and Chief Operating
                                        Officer of Mellon Bank
                                        Corporation and of Mellon
                                        Bank, N.A.; Executive
                                        Committee Member of Mellon
                                        Bond Associates LLP; Director
                                        of Mellon Capital Management
                                        Corporation; Executive
                                        Committee Member of Mellon
                                        Equity Associates LLP;
                                        Director of Franklin
                                        Portfolio Holdings, Inc.;
                                        Director and President of
                                        Boston Safe Advisors, Inc.;
                                        Director and Vice Chairman of
                                        The Boston Company, Inc.;
                                        Director and President of
                                        The Boston Company Financial
                                        Strategies, Inc.; President,
                                        Chairman, Director, and prior
                                        to April 1997 Chief Executive
                                        Officer of The Boston Company
                                        Asset Management, Inc.;
                                        Partner Representative of
                                        Pareto Partners prior to May
                                        1997; Trustee of Franklin
                                        Portfolio Associates Trust
                                        prior to January 1997;
                                        Director of Access Capital
                                        Strategies Corp. prior to
                                        January 1997; President and
                                        Director of The Boston
                                        Company Financial Strategies
                                        Group, Inc. prior to January
                                        1997; Director of Mellon
                                        Preferred Capital Corporation
                                        prior to November 1996;
                                        President and Director of

                                        Reco, Inc. prior to November
                                        1996; Director and prior to
                                        June 1996 President of Boston
                                        Safe Deposit and Trust
                                        Company; President and
                                        Director of The Boston
                                        Company Financial Services,
                                        Inc. prior to August 1996;
                                        Chief Executive Officer and
                                        Director of The Boston
                                        Company of Southern
                                        California prior to April
                                        1996; President and Director
                                        of MY, Inc. prior to March
                                        1996; Chairman, Chief
                                        Executive Officer and
                                        Director of Boston Safe
                                        Deposit and Trust Company of
                                        California  prior to February
                                        1996; Director prior to
                                        February 1996 and Chairman
                                        prior to February 1995 of
                                        Boston Safe Deposit and Trust
                                        Company of New York;
                                        President and Director of The
                                        Boston Finance Company prior
                                        to October 1995

Steven E. Canter
    Director                            Executive Committee Member of
                                        Mellon Bond Associates, LLP;
                                        Executive Committee Member of
                                        Mellon Equity Associates, LLP.
Barbara W. Daugherty
    Senior Vice President,
    Director of Client Services
    and Marketing
    Communications                      Officer of Mellon Bank, N.A.

Susan M. Ellison
    Senior Vice President,
    Director of Equity
    Portfolio Management                Officer of Mellon Bank, N.A.

Richard J. Forster
  Senior Vice President,
  Senior Client Service
    Officer                             Officer of Mellon Bank, N.A.

William L. Fouse
    Chairman, Chief Officer,
    Executive Committee Member,
    Director                            Officer of Mellon Bank, N.A.

Patrick J. Sheppard
    Treasurer                           Treasurer of Mellon Bond
                                        Associates LLP; Treasurer of
                                        Mellon Capital Management
                                        Corporation; Treasurer of
                                        Mellon Equity Associates LLP.

Thomas B. Hazuka
    Executive Vice President and
    Chief Investment Officer            Officer of Mellon Bank, N.A.

Alexander C. Huberts
    Senior Vice President and
    Director of Investment
    Research                            Officer of Mellon Bank, N.A.

Charles J. Jacklin
    Senior Vice President and
    Director of Asset Allocation
    Strategies                          Officer of Mellon Bank, N.A.

David C. Kwan
    Senior Vice President,
    Director of Fixed Income
    Management and Trading              Officer of Mellon Bank, N.A.

Thomas F. Loeb
    Chairman, Chief Executive
    Officer, Executive Committee
    Member, Director                    Officer of Mellon Bank, N.A.

Brenda J. Oakley
    Executive Vice President,
    Chief Administrative Officer        Officer of Mellon Bank, N.A.

Ronald P. O'Hanley
  Director                              Director of Certus Asset
                                        Advisors Corporation;
                                        Director of Mellon-France
                                        Corporation; Chairman,
                                        President, Chief Executive
                                        Officer & Director
                                        of Mellon Global Investing
                                        Corp. Chairman and Executive
                                        Committee Member of Mellon
                                        Bond Associates LLP; Chairman
                                        and Executive Committee Member
                                        of Mellon Equity Associates LLP

Mary C. Shouse
    Executive Vice President            Officer of Mellon Bank, N.A.

Roger A. Wharton
  Senior Vice President                 Senior Vice President of
                                        Mellon Bank, N.A.
Barbara J. Parrish
    Secretary                           Assistant Secretary of AP
                                        Colorado, Inc.; Assistant
                                        Secretary of AP Colorado,
                                        Inc. #2; Assistant Secretary
                                        of AP Colorado, Inc. #3;
                                        Assistant Secretary of AP
                                        Rural Land, Inc.; Assistant
                                        Secretary of AP Properties
                                        Minnesota, Inc.; Assistant
                                        Secretary of AP Wheels, Inc.;
                                        Assistant Secretary of APD
                                        Chimney Lakes, Inc.;
                                        Assistant Secretary of APD
                                        Cross Creek, Inc.; Assistant
                                        Secretary of APD Crossings,
                                        Inc.; Assistant Secretary of
                                        APD Cypress Springs, Inc.;
                                        Assistant Secretary of APT
                                        Holdings Corporation;
                                        Assistant Secretary of APU

                                        Chimney Lakes, Inc.;
                                        Assistant Secretary of APU
                                        Cross Creek, Inc.; Assistant
                                        Secretary of APU Cypress
                                        Springs, Inc.; Assistant
                                        Secretary of Allomon
                                        Corporation; Assistant
                                        Secretary of Baltimore Realty
                                        Corporation; Assistant
                                        Secretary of Beaver Valley
                                        Leasing Corporation;
                                        Secretary of Boston Group
                                        Holdings, Inc.; Assistant
                                        Secretary of Cacalaba, Inc.;
                                        Assistant Secretary of
                                        Central Valley Management
                                        Co., Inc.; Secretary of
                                        Certus Asset Advisors
                                        Corporation; Assistant
                                        Secretary of Dreyfus
                                        Financial Services
                                        Corporation; Assistant
                                        Secretary of Dreyfus
                                        Investment Services
                                        Corporation; Assistant
                                        Secretary of FSFC, Inc.;
                                        Assistant Secretary of
                                        Festival, Inc.; Assistant
                                        Secretary of Holiday
                                        Properties, Inc.; Secretary
                                        of Katrena Corporation;
                                        Assistant Secretary of
                                        Laplace Land Company, Inc.;
                                        Secretary of Laurel Capital
                                        Advisors LLP; Assistant
                                        Secretary of Lucien Land
                                        Company, Inc.; Secretary of
                                        MFS Leasing Corp.; Secretary of
                                        Mellon Accounting
                                        Services, Inc.; Secretary of
                                        Mellon Bond Associates LLP;
                                        Secretary of Mellon Capital
                                        Management Corporation;
                                        Secretary of Mellon
                                        Securities Trust Company;

                                        Secretary of Mellon Trust
                                        Company of Illinois;
                                        Secretary of Mellon Equity
                                        Associates LLP; Secretary of
                                        Mellon Financial Company;
                                        Secretary of Mellon Financial
                                        Services Corporation #4;
                                        Secretary of Mellon Financial
                                        Services Corporation #13;
                                        Secretary of Mellon Financial
                                        Services Corporation #17;
                                        Assistant Secretary of Mellon
                                        Global Investing Corp.;
                                        Assistant Secretary of Mellon
                                        International Investment
                                        Corporation; Secretary of
                                        Mellon International Leasing
                                        Company; Secretary of Mellon
                                        Leasing Corporation;
                                        Assistant Secretary of Mellon
                                        Overseas Investment
                                        Corporation; Assistant
                                        Secretary of Mellon
                                        Securities Limited; Assistant
                                        Secretary of Mellon Ventures,
                                        Inc.; Assistant Secretary of
                                        Mellon- France Corporation;
                                        Assistant Secretary of
                                        Melnamor Corporation;
                                        Assistant Secretary of
                                        Meritor Mortgage Corporation
                                        - East; Assistant Secretary
                                        of Pontus, Inc.; Assistant
                                        Secretary of Promenade, Inc.;
                                        Assistant Secretary of RECR,
                                        Inc.; Assistant Secretary of
                                        SKAP #7, Inc.; Assistant
                                        Secretary of Texas AP, Inc.;
                                        Assistant Secretary of
                                        Trilem, Inc.; Assistant
                                        Secretary of Vacation
                                        Properties, Inc.

         The principal business address of Mellon Bank, N.A. is One Mellon Bank Center, Suite 4700, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon Capital Management Corporation is 595 Market Street, Suite 3000, San Francisco, California 94105.

         The principal business address of The Dreyfus Corporation is 200 Park Avenue, New York, New York 10166.

         The principal business address of Certus Asset Advisors Corporation is One Bush Street, Suite 450, San Francisco, California 94104.

         The principal business address of Boston Safe Advisors, Inc. is One Boston Place, Boston, Massachusetts 02108-4402.


         The principal business address of Mellon Bond Associates is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258.

         The principal business address of The Boston Company Asset Management, Inc. is One Boston Place, Boston, Massachusetts 02108.


         The principal business address of Mellon Bank Corporation is One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.


         The principal business address of The Boston Company, Inc. is One Boston Place, Boston, Massachusetts 02108.

         The principal business address of Laurel Capital Advisors is One Mellon Bank Center, Suite 3935, Pittsburgh, Pennsylvania 15258.


         The principal business address of Franklin Portfolio Holdings, Inc. is Two International Place, 22d Floor, Boston, Massachusetts 02110.

         The principal business address of The Boston Company Financial Strategies Group, Inc. is One Boston Place, Boston, Massachusetts 02108-4402.

         The principal business address of Mellon Asia Limited is Plaza Business Center, 35/F Harbor Road, Central Plaza, Hong Kong.

         The principal business address of CCF-Mellon Partners is One Mellon Bank Center, Suite 4150, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon-France Corporation is One Mellon Bank Center, Suite 4000, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon Global Investing Corp. is One Mellon Bank Center, Suite 1935, Pittsburgh, Pennsylvania 15258.


         The principal business address of Pareto Partners is 271 Regent Street, London, WIR8PP, ENGLAND.

         The principal business address of Wellington-Medford II Properties, Inc. is One Boston Place, Boston, Massachusetts 02108.

         The principal business address of TBC Securities Co., Inc. is One Boston Place, Boston, Massachusetts 02108.

         The principal business address of Boston Safe Deposit and Trust Company is One Boston Place, Boston, Massachusetts 02108.


         The principal business address of Mellon Financial Services Corporation #17 is One Executive Drive, Fort Lee, New Jersey 07024.

         The principal business address of Mellon Accounting Services, Inc. is Three Mellon Bank Center, Suite 3102, Pittsburgh, Pennsylvania 15259.

         The principal business address of Mellon Financial Company is One Mellon Bank Center, Suite 747, Pittsburgh, Pennsylvania 15258.

         The principal business address of APT Holdings Corporation is Pike Creek Operations Center, 4500 New Linden Hill Road, Wilmington, Delaware 19808.

         The principal business address of Allomon Corporation is Suite 329, Two Mellon Bank Center, Pittsburgh, Pennsylvania 15259.

         The principal business address of Beaver Valley Leasing Corporation is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon Financial Services Corporation 4 and 13 is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001.

         The principal business address of Mellon Leasing Corporation is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001

         The principal business address of Mellon International Leasing Company is 4500 New Linden Hill Road, Suite 210, Wilmington, Delaware 19808.

         The principal business address of Mellon Overseas Investment Corporation is 10th and Market Street, Second Floor, Wilmington, Delaware 19801.

         The principal business address of Mellon Securities Limited is Suite 400, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001.

         The principal business address of Mellon Securities Trust Company is 120 Broadway, New York, New York 10271.

         The principal business address of Mellon Ventures, Inc. is Suite 3200, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

         The principal business address of Pontus, Inc. is 4500 New Linden Hill Road, Suite 210, Wilmington, Delaware 19808.

         The principal business address of RECR, Inc. is Mellon Bank Center, 8th Floor, Legal Affairs, 1735 Market Street, Philadelphia, Pennsylvania 19103.

         The principal business address of Bridgewater Land Company, Inc. is One Boston Place, Boston, Massachusetts 02108-4402.

         The principal business address of Mellon Preferred Capital Corporation is One Boston Place, Boston, Massachusetts 02108-4402.


         The principal business address of AP Colorado, Inc., AP Colorado, Inc. #2, AP Colorado, Inc. #3, AP Rural Land, Inc., AP Properties Minnesota, Inc., AP Wheels, Inc., ADP Chimney Lakes, Inc., ADP Cross Creek, Inc., ADP Crossings, Inc., ADP Cypress Springs, Inc., APU Chimney Lakes, Inc., APU Cross Creek, Inc., APU Cypress Springs, Inc., Cacalaba, Inc., FSFC, Inc., Festival, Inc., Holiday Properties, Inc., Laplace Land Company, Inc., Lucien Land Company, Inc., Melnamor Corporation, Promenade, Inc., SKAP #7, Inc., Texas AP, Inc., Trilem, Inc. and Vacation Properties, Inc. is Suite 4850, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.


         The principal business address of Baltimore Realty Corporation is Suite 325, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

         The principal business address of Central Valley Management Co., Inc. and Mellon Mortgage Company is 3100 Travis Street, Houston, Texas 77006.

         The principal business address of Dreyfus Financial Services Corporation is Suite 0179, Two Mellon Bank Center, Pittsburgh, Pennsylvania 15259.

         The principal business address of Dreyfus Investment Services Corporation is Suite 0179, Two Mellon Bank Center, Pittsburgh, Pennsylvania 15259.

         The principal business address of Meritor Mortgage Corporation -- East 3100 Travis Street, Houston, TX 77006.

         The principal business address of Mellon International Investment Corporation is Caladonian Bank and Trust, Ltd., Caladonian House, P.O. Box 1043, Cayman Island BWI.


         The principal business address of Buck Consultants, Inc. is 2 Penn Plz., 23rd fl., New York, NY 10121-0001.


         The principal business address of TBCAM Holdings, Inc. is One Boston Place, Boston, MA 02108.

         The principal business address of Mellon Europe Ltd. is 12 Devonshire Sq., London, England EC2.

         The principal business address of APT Holdings Corporation is Pike Creek Operations Center, 4500 New Linden Hill Road, Wilmington, DE 19808.


         The Principal business address of Mellon Insurance Agency, Inc. is One Mellon Bank Center, Suite 2890, Pittsburgh, PA 15258- 0001.

         The principal business address of Mellon Equity Associates, LLP is One Mellon Bank Center, Suite 3715, Pittsburgh, Pennsylvania 15258.

         The principal business address of MGIC-UK Ltd. is 271 Regent Street, London, England

         The principal business address of Katrena Corporation is 4500 New Linden Hill Road, Suite 210, Wilmington, Delaware 19808

         The principal business address of Mellon Trust Company of Illinois is One Mellon Bank Center, Room 4826, Pittsburgh, PA 15258-0001.


         (f) PanAgora is a subadviser to the Preferred Asset Allocation Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of PanAgora is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                       BUSINESS AND
WITH PANAGORA                           OTHER CONNECTIONS

John F. Boneparth                       Managing Director and Chief of
         Director                       International Distribution for
                                        Putnam Investments, Inc.

Gary N. Coburn                          Director and Senior Managing
         Director                       Director of Putnam Investments, Inc.

Hideichiro Kobayashi
         Director                       Director and General Manager
                                        for the Americas of Nippon
                                        Life Insurance Company

Robert F. Lucey
         Director Director, Senior Managing and Chief of Operations Director of Putnam Investments, Inc.

Takashi Minagawa
         Director                       Director and General Manager
                                        for Europe of Nippon Life
                                        Insurance Company

Toru Morishige
         Managing Director,
         Director, Vice Chairman        Director of PanAgora Asset
                                        Management Limited

Tadao Nishioka
         Director                       Senior Managing Director of
                                        Nippon Life Insurance Company

Edgar E. Peters
         Chief Investment
         Strategist and Chief
         Investment Officer             None

William J. Poutsiana
         President and Chief
         Executive Officer              Chief Executive Officer of
                                        PanAgora Asset Management
                                        Limited

Steven Spiegel
         Director Director, Senior Managing and Chief of Corporate Development Director of Putnam
                                        Investments, Inc.

Michael H. Turpin
         Treasurer, Director of
         Administration                 None

         The principal business address of PanAgora Asset Management Limited is 3 Finsbury Avenue, London, England EC2M 2PA.

         The principal business address of Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109-2106.

         The principal business address of Nippon Life Insurance Company and NLI International, Inc. Life Insurance Company is 5-12, Imbashi, 3-Chome, Chuo-Ku, Osaka, Japan.

         (g) Morgan is the subadviser to the Preferred Fixed Income Fund and the Preferred Money Market Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Morgan is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                       BUSINESS AND
WITH MORGAN                             OTHER CONNECTIONS

Kenneth W. Anderson
         Director, Managing
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York

Jeff M. Garrity
         Director, Managing
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York

Keith M. Schappert
         President, Chairman,
         Director, Managing
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York

John W. Schmidlin
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York
Isabel H. Sloane
         Director, Managing
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York
Gilbert Van Hassel
         Director, Managing
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York
Hendrik Van Riel
         Director, Managing
         Director                       Managing Director, Morgan
                                        Guaranty Trust Company of New
                                        York

         The principal business address of Morgan Guaranty Trust
Company of New York and of J.P. Morgan & Co. Incorporated is 60
Wall Street, New York, New York 10260-0060.

Item 27.          PRINCIPAL UNDERWRITER

         (a) Caterpillar Securities Inc., the Registrant's Principal Underwriter, does not serve as underwriter for any other investment companies.

         (b) Information with respect to directors and officers of the Principal Underwriter is as follows:

                                POSITIONS AND OFFICES           POSITIONS AND
NAMES AND PRINCIPAL             WITH PRINCIPAL                  OFFICES WITH
BUSINESS ADDRESSES              UNDERWRITER                     REGISTRANT
-------------------             ----------------------          ---------------
David L. Bomberger              President, Director             President
Caterpillar
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

Frederick L. Kaufman            Treasurer, Director             Vice President,
Caterpillar                                                     Treasurer
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

         (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk, Richard P. Konrath; Registrant's investment adviser, CIML; Registrant's Custodian, State Street; Registrant's Transfer Agent and Shareholder Servicing Agent, State Street; and each of the Registrant's subadvisers. The address of the Clerk is 100 N.E. Adams Street, Peoria, Illinois 61629; the address of CIML is 411 Hamilton Boulevard, Suite 1200, Peoria, IL 61602; the address of the Custodian, Transfer Agent and Shareholder Servicing Agent is P.O. Box 1713, Boston, Massachusetts 02110; and the addresses of the Registrant's subadvisers are as follows: Oppenheimer, 1345 Avenue of the Americas, New York, New York 10105; Jennison, 466 Lexington Avenue, New York, New York 10017; Mellon, 595 Market Street, Suite 3000, San Francisco, California 94105; PanAgora, 260 Franklin Street, Boston, Massachusetts 02110; Mercator, 2400 East Commercial Boulevard, Suite 810, Fort Lauderdale, Florida 33308; and Morgan, 522 Fifth Avenue, New York, New York 10036.

Item 29.          MANAGEMENT SERVICES

         None.

Item 30.          UNDERTAKINGS

         (a) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in confirmation with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (b) The undersigned Registrant hereby undertakes to provide to each person to whom a Prospectus is delivered a copy of its Annual Report without charge upon request.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective constituent series of the Trust.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Peoria and the State of Illinois on the 29th day of October, 1999.

                                            THE PREFERRED GROUP OF MUTUAL FUNDS

                                            BY:  /S/DAVID L. BOMBERGER*
                                            ----------------------------
                                            Title: President

  Pursuant to the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                           TITLE                                     DATE
---------                                           ------                                    ------
/S/DAVID L. BOMBERGER*                              President                                 October 29, 1999
----------------------
David L. Bomberger  (Principal Executive Officer)

/S/GARY M. ANNA*                                    Trustee                                   October 29, 1999
----------------------
Gary M. Anna

/S/WILLIAM F. BAHL*                                 Trustee                                   October 29, 1999
----------------------
William F. Bahl

/S/KENNETH J. ZIKA*                                 Trustee                                   October 29, 1999
----------------------
Kenneth J. Zika

/S/F. LYNN MCPHEETERS*                              Trustee                                   October 29, 1999
----------------------
F. Lynn McPheeters

/S/DIXIE L. MILLS*                                  Trustee                                   October 29, 1999
----------------------
Dixie L. Mills

/S/FRED L. KAUFMAN*                                 Treasurer and Vice                        October 29, 1999
-------------------
Fred L. Kaufman                                     President (Principal
                                                    Financial and Principal
                                                    Accounting Officer)

                                              *BY:/S/ FRED L. KAUFMAN
                                               ----------------------
                                                   Fred L. Kaufman
                                                   Attorney-in-Fact Pursuant to

                                                   Powers of Attorney Filed
                                                   Herewith and for Himself

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                Index to Exhibits



EXHIBIT NO.                             DESCRIPTION
-----------                             ------------



(i)                                     Consent of Ropes &
                                        Gray

(j)                                     Consent of
                                        PricewaterhouseCoopers
                                        LLP.